ITEM  2.  DESCRIPTION  OF  EXHIBITS.
                                                                     EXHIBIT 2.1

                              INFORMATION STATEMENT

                           RELATING TO THE SPIN-OFF OF
                           TEXAS NEVADA OIL & GAS CO.
                               FROM UNICORP, INC.

DEAR  UNICORP  SHAREHOLDER:

The Board of Directors of Unicorp, Inc. has approved a distribution to holders of our common stock. Unicorp intends to distribute all of the outstanding shares of common stock of its wholly owned subsidiaries, Texas-Nevada Oil & Gas Co.; Marcap International, Inc.(formerly Martex Trading Co., Inc.); Med-X Systems, Inc.; The Laissez-Faire Group, Inc. and all of its interest in AZ Capital, Inc.(the companies collectively referred to as the "Spin-off Companies" and the common stock to be distributed as the "Spin-off Shares") in a pro rata distribution to Unicorp shareholders. Texas-Nevada Oil & Gas Co.; Marcap International, Inc.(formerly Martex Trading Co., Inc.); Med-X Systems, Inc.; and The Laissez-Faire Group, Inc. are currently 100% owned subsidiaries of Unicorp and Unicorp owns approximately 8.7% of the outstanding stock of AZ Capital, all of which are "blank check" or "shell" companies whose current business plan is seeking to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for its shareholders.

The distribution of the spin-off shares will be made on or before November 1, 2001 to holders of record of Unicorp common stock as of July 1, 2001. Pursuant to the Spin-offs, you will receive:

     one share of Texas-Nevada Oil & Gas, Inc common stock, one share of Marcap International, Inc. common stock, one share of Med-X Systems, Inc. common stock, one share of Laissez-Faire, Inc. common stock, and one share of AZ Capital, Inc. common stock, for every one share of Unicorp common stock that you hold on the record date. Holders of Unicorp common stock on the record date are not required to take any action to participate in the Spin-offs. We intend to spin-off the shares without registration because the spin-off transactions do not involve a sale of the securities of the Company as permitted pursuant to SEC Staff Legal Bulletin No. 4, dated September 16, 1997 and No-Action letters promulgated by the SEC.
In the event the SEC requires registration of any spin-off transaction, the spin-off will be made pursuant to a registration statement of Form SB-2.

We believe that the Spin-offs will meaningfully enhance value for Unicorp shareholders by making Unicorp a more attractive candidate for a merger or acquisition with a private entity by stripping off its dormant and inactive subsidiaries, by providing multiple opportunities for the Spin-off Companies to successfully consummate acquisition transactions, by permitting the Spin-off Companies to simultaneously pursue multiple acquisition opportunities, and through multiple acquisition opportunities to diversify the risks associated with such acquisitions and the business risks of acquisition partners.

The enclosed Information Statement explains the proposed distribution of Texas Nevada common stock in detail and provides important financial and other information regarding the Spin-offs. We urge you to read the Information Statements carefully. A shareholder vote is not required in connection with the Spin-offs and, accordingly, your proxy is not being sought. We thank you for your continued support.

Very  truly  yours,

Unicorp,  Inc.


Louis  G.  Mehr
President

                              INFORMATION STATEMENT

                           RELATING TO THE SPIN-OFF OF
                           TEXAS NEVADA OIL & GAS CO.
                               FROM UNICORP, INC.

                                  COMMON STOCK

                                 (NO PAR VALUE)

          THE DATE OF THIS INFORMATION STATEMENT IS SEPTEMBER 29, 2001

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT ON FORM 10-SB RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES WILL NOT BE ISSUED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY INFORMATION STATEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY THESE SECURITIES.

Unicorp is sending you this information statement to describe the pro rata distribution to Unicorp shareholders of all of the outstanding shares of common stock of its wholly owned subsidiary, Texas-Nevada Oil & Gas Co. ("TNOG") (and the common stock to be distributed as the "Spin-off Shares"). In this distribution, you will receive one share of Texas-Nevada for every share of Unicorp common stock that you held at the close of business on July 1, 2001. See "Questions and Answers About the Spin-off" beginning on page 4.

Texas-Nevada is a 100% wholly owed subsidiaries of Unicorp and is a "blank check" or "shell" company whose current business plan is seeking to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for its shareholders. See "Business" beginning on page 20.

The distribution of the Spin-off Shares will be effected on or before November 1, 2001. You do not have to take any action to receive your Spin-off Shares. You will not be required to pay anything or to surrender your Spin-off Shares. The number of Unicorp shares that you own will not change because of the Spin-off.

There is no current public trading market for the Spin-off Shares, and no active trading market is expected to arise (if one ever arises), unless and until TNOG successfully completes a business combination. The Spin-off Shares have not traded to management's knowledge. After completion of the "spin-off", we may seek to have our common stock approved for an unpriced quotation (meaning that it is quoted "name only" without bid or asked prices posted) in the NQB Pink Sheets maintained by the National Association of Securities Dealers, Inc. No shareholder has entered into a lock-up or similar agreement as to his Spin-off shares. See "The Spin-off" beginning on page 14. If you have any questions regarding the spin-offs, you may contact M. Stephen Roberts, Esq. at One Riverway, Suite 1700, Houston, Texas 77056 or by telephone at (713) 961-2696.

NO VOTE OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE SPIN-OFF. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR YOUR SHARE CERTIFICATES.

YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS DESCRIBED IN THIS INFORMATION STATEMENT BEGINNING ON PAGE 9.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED UNDER THIS

INFORMATION STATEMENT OR DETERMINED IF THIS INFORMATION STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INFORMATION STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPIN-OFF. . . . . . . . . . . . . . . .   3

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

RISK FACTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

THE SPIN-OFF. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

PROPOSED MERGER OF TEXAS NEVADA AFTER SPIN-OFF. . . . . . . . . . . . .  15

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION . . . . . . .  21

BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

PRINCIPAL SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . .  30

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. . . . . . . . . . . . .  30

DESCRIPTION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . .  31

DIVIDEND POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

INDEMNIFICATION OF DIRECTORS AND OFFICERS . . . . . . . . . . . . . . .  32

WHERE YOU CAN FIND MORE INFORMATION . . . . . . . . . . . . . . . . . .  32

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                    QUESTIONS AND ANSWERS ABOUT THE SPIN-OFF

The following section answers various questions that you may have with respect to the pro rata distribution to Unicorp, Inc. shareholders of approximately 100% of the outstanding common stock of Texas-Nevada Oil & Gas Co., Inc. ( the "Spin-off Shares"). We refer to this distribution in this document as the "Distribution".

Q:   WHY  IS  UNICORP,  INC.  EFFECTING  THE  SPIN-OFF?

A: .Unicorp, Inc.'s board of directors and management believe that the Spin-off is in the best interests of Unicorp, Inc., TNOG, and Unicorp, Inc. shareholders. Unicorp, Inc.'s board of directors and management believe that separating TNOG from Unicorp will allow Unicorp and TNOG to provide a vehicle for consummating a merger or acquisition with a private entity desiring the perceived advantages of a publicly held corporation and to independently pursue other related activities intended to enhance shareholder value. Unicorp's board of directors and management believe that the Spin-off will enhance the ability of Unicorp and TNOG to focus on strategic initiatives and new business opportunities and to diversify opportunities for their shareholders

Q:   WHEN  WILL  THE  SPIN-OFF  OCCUR?

A: We currently anticipate completing the Spin-off on or before November 1, 2001.

Q:   WHAT  BUSINESS  WILL  TEXAS  NEVADA  CONDUCT  FOLLOWING  THE  SPIN-OFF?

A: After the Spin-off, TNOG will be a "shell" company whose business plan will be to locate and consummate a merger or acquisition with a private entity desiring the perceived advantages of a publicly held corporation and to pursue other related activities intended to enhance shareholder value. TNOG has very limited capital, and it is unlikely that it will be able to take advantage of more than one such business opportunity. TNOG intends to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings.

Q:   WHAT  WILL  HAPPEN  TO  UNICORP,  INC. AND MY EXISTING UNICORP, INC. COMMON
     STOCK?

A: Unicorp, Inc. will continue its own business plan which is also to locate and consummate a merger or acquisition with a private entity desiring the perceived advantages of a publicly held corporation and to pursue other related activities intended to enhance shareholder value. Although there is presently no active trading market in Unicorp common stock, it is likely that Unicorp will continue to be quoted in the Pink Sheets under the symbol "UNIC" until a business combination is completed. The spin-off is not expected to affect trading activity in Unicorp common stock and will not affect the number of outstanding shares of Unicorp, Inc. stock or any rights of Unicorp, Inc. shareholders.

Q:   WHAT  WILL  I  RECEIVE  AS  A  RESULT  OF  THE  SPIN-OFF?

A: For every one share of Unicorp, Inc. common stock that you owned of record on July 1, 2001, you will receive one share of the common stock of Texas-Nevada. For example, if you owned 100 shares of Unicorp, Inc. common stock on July 1, 2001, you will receive 100 shares of TNOG common stock.

Q:   WHAT  DO  I  HAVE  TO  DO  TO  RECEIVE  MY  SPIN-OFF  SHARES?

A: Nothing. If you are a record holder of Unicorp, Inc. stock, you will receive from TNOG's transfer agent shortly after November 1, 2001a certificate for the Spin-off Shares distributed to you. If you are not a record holder of Unicorp, Inc. stock because your stockbroker or other nominee holds such shares on your behalf, your Spin-off Share certificates will be issued in street name and forwarded to your brokerage firm or nominee on or about November 1, 2001. It is the responsibility of you brokerage firm or nominee to credit your account.

Q:   WHEN  WILL  I  RECEIVE  MY  SPIN-OFF  SHARES?

A: If you hold your Unicorp, Inc. shares in your own name, your certificates will be mailed to you on or about November 1, 2001. You should allow several days for the mail to reach you.

     If you hold your Unicorp, Inc. shares through your stockbroker, bank or other nominee, you are probably not a stockholder of record and your receipt of Spin-off Shares depends on your arrangements with the nominee that holds your Unicorp, Inc. shares for you. You should check with your stockbroker, bank, or other nominee. See "The Spin-off -- Manner of Effecting the Spin-off" on page 15.

Q:   HOW  WILL  THE SPIN-OFF AFFECT THE MARKET PRICE OF MY UNICORP, INC. SHARES?

A: Unicorp common stock is currently eligible for quotation only through the NQB Pink Sheets(R), a quotation service operated by Pink Sheets, LLC, under the symbol "UNIC". The Pink Sheets(R) does not impose listing standards or requirements, does not provide automatic trade executions, and does not maintain relationships with quoted issuers. Although there has been sporadic low volume trading activity over past several months, there is no current active trading market for Unicorp common stock and there can be no assurance that a trading market will develop, or, if such trading market does develop, that it will be sustained. We do not expect the Spin-off to materially affect the quotations or trading price of Unicorp, Inc. common stock immediately following the Spin-off since neither Unicorp nor TNOG has conducted any business operations within the past two years. See "The Spin-off -- Trading of Our Common Stock" beginning on page 15.

Q:   WHERE  WILL  MY  SPIN-OFF  SHARES  BE  TRADED?

A: There is no current public trading market for any of the Spin-off Shares, and no active trading market is expected to arise (if one ever arises), with respect to any Spin-off Company unless and until such Spin-off Company successfully completes a business combination. No common stock of any Spin-off Company has traded to management's knowledge. After completion of the "spin-off", we may seek to have TNOG's common stock approved for an unpriced quotation(meaning that it is quoted "name only" without bid or asked prices posted) in the NQB Pink Sheets maintained by the National Association of Securities Dealers, Inc. See "The Spin-off" beginning on page 14. No shareholder has entered into a lock-up or similar agreement as to his common shares. See " The Spin-off -- Trading of Our Common Stock" beginning on page 15.

Q:   WHAT  IF  I  SOLD  MY  UNICORP,  INC.  SHARES  AFTER  JULY  1,  2001?

A: If you were a holder of record or, if the shares were held by a nominee, for your benefit, on July 1, 2001, you are entitled to receive the distribution of Spin-off Shares.

Q:   WILL  TEXAS NEVADA PAY  DIVIDENDS?

A: We do not expect to pay cash dividends on our stock for the foreseeable future. The declaration and payment of dividends is at the discretion of TNOG's board of directors and will be subject to TNOG's financial results and the availability of surplus funds to pay dividends. The amount of quarterly cash dividends, if any, will depend on a number of factors, including TNOG's financial condition, capital requirements, results of operations, future business prospects and other factors TNOG's board of directors may deem relevant. No assurance can be given that TNOG will pay any dividends.

Q:   WILL  I  HAVE  TO  PAY  TAXES  ON  THE  SPIN-OFF  SHARES  THAT  I  RECEIVE?

A: Because TNOG was not actually engaged in an actual trade or business for a period of five years before the distributions, the distributions do not qualify as tax free under Section 355 of the Internal Revenue Code. It is anticipated that the distribution by Unicorp to its shareholders of the Spin-off Shares will be a taxable event to Unicorp and to each of its shareholders receiving any of the Spin-off Shares. Gain (but not loss) would be recognized by Unicorp under Section 311 of the Internal Revenue Code for any excess of the fair market value of TNOG's stock on the date of actual distribution over the tax basis to Unicorp of such stock.

     As for Unicorp's shareholders who receive Spin-off Shares, Unicorp takes the view that the fair market value of the Spin-off Shares on the date of the Spin-off should be essentially zero (or not have increased over the $.001 par value price paid by Unicorp for the Spin-off Shares or the current book value of the shares which is less than a penny a share).

     Unicorp has no current or accumulated earnings, and the distribution is being made from excess capital. Each shareholder of Unicorp should reduce the adjusted basis of his Unicorp stock by the fair market value of the distribution to him, and any remaining portion will be treated as capital gain in the same manner as a sale or exchange of the stock. This fair market value is assumed to be the estimated book value of TNOG on the dividend date which is less than a penny a share. Unicorp undertakes to advise its shareholders in late 2001 or early 2002 should it deem the fair market value of any of the distributed Spin-off Shares on the date of distribution to have been different than $0.001 per share or should it have had earnings in 2001, which would cause the distribution, to the extent of such earnings, to be taxed as a dividend and as ordinary income.

     The above discussion is not based upon an advance ruling by the Treasury Department but upon the advice of M. Stephen Roberts, Esq., in his capacity as tax counselor to the Company

                                     SUMMARY

This summary highlights selected information contained elsewhere in this document. It is not complete and may not contain all of the information that is important to you. To better understand the Spin-off and TNOG, you should read this entire document carefully, including the risks described beginning on page 9 and the Financial Statements and the notes thereto beginning on page F/S-1.

All references to "we", us", "our", or "the Company" in this Information Statement means TNOG.

This information statement contains certain "forward-looking statements" concerning our operations, performance, and financial condition, including our future economic performance, plans, and objectives and the likelihood of success in developing and expanding our business. These statements are based upon a number of assumptions and estimates, which are subject to significant uncertainties, many of which are beyond our control. The words "may", "would", "could", "will", "expect", "anticipate", "believe", "intend", "plan", "estimate", and similar expressions are meant to identify such forward-looking statements. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to; those set forth in the section entitled "Risk Factors". These forward-looking statements reflect our views only as of the date of this information statement. We undertake no obligation to update such statements or publicly release the result of any revisions to these forward-looking statements, which we may make to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless required by law.

WHY  WE  SENT  THIS  DOCUMENT  TO  YOU

Unicorp, Inc. sent you this document because you were an owner of Unicorp common stock on July 1, 2001. This entitles you to receive a pro rata distribution of one share of common stock of TNOG for every Unicorp share you owned on that date. We refer to this distribution in this document as the "Distribution". No action is required on your part to participate in the Spin-offs and you do not have to pay cash or other consideration to receive your Spin-off Shares.

This document describes our business, the relationship between Unicorp and TNOG, and how this transaction benefits Unicorp and its shareholders, and provides other information to assist you in evaluating the benefits and risks of holding or disposing of the Spin-off Shares that you will receive in the Spin-off. You should be aware of certain risks relating to the Spin-off and TNOG's business, which are described in this document beginning on page 9.

INTRODUCTION

Unicorp, Inc. is a Nevada corporation incorporated on May 8, 1981 under the name of Texoil, Inc. for the purpose of minerals exploration, discovery, production, refining, and transportation. Prior to 1992, Unicorp was engaged in oil and gas operations in Ohio and Texas through its wholly owned subsidiaries Marcap International, Inc. (originally Whitsitt Oil Company, Inc. and formerly Martex Trading Co., Inc.) and Texas-Nevada Oil & Gas Co. and was also engaged in business as a medical insurance claims processor through its wholly owned subsidiary Med-X Systems, Inc. As a result of adverse business circumstances Unicorp and its subsidiaries ceased active business operations and liquidated their operating assets prior to1992. No material business operations have been conducted by Unicorp or these subsidiaries since 1992.

On December 31, 1997, Unicorp acquired 100% of The Laissez-Faire Group, Inc., an inactive Texas corporation that has never conducted any business operations, in a share exchange. On March 1, 1998, the Company received approximately 8.7% of the outstanding common stock of AZ Capital, Inc., an inactive Texas corporation that has never conducted any business operations, through the forfeiture of an Option Agreement whereby AZ Capital, Inc. was to purchase Marcap International, Inc.

Unicorp's activities since 1992 have consistently primarily of maintaining its corporate status and that of its subsidiaries.

Unicorp and TNOG are currently inactive with no known tangible assets or liabilities and all are essentially "blank check" or "shell" companies whose current business plan is seeking to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for its shareholders. Unicorp's attraction as a merger partner or acquisition vehicle is its status as a reporting public company.

In order to facilitate a potential merger for Unicorp and to try to create multiple acquisition opportunities for its shareholders, Unicorp is distributing all of the shares it owns in its subsidiaries to its shareholders. With the exception of AZ Capital, after the Spin-offs each subsidiary will be a separate "blank check" or "shell" company owned by Unicorp shareholders each seeking to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for its shareholders. Unicorp shareholders will hold 8.7% of the outstanding common stock of AZ Capital after the Spin-offs. Each subsidiary intends to become a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") by immediately filing a registration statement on Form 10-SB with the Securities and Exchange Commission (the "Commission") on a voluntary basis in order to make information concerning itself more readily available to the public ("Exchange Act Registrations"). We believe that being a reporting company under the Exchange Act could provide a prospective merger or acquisition candidate with additional information concerning each subsidiary and could possibly make each more attractive to an operating business opportunity as a potential merger or acquisition candidate. As a result of filing its registration statement, TNOG will be obligated to file with the Commission certain interim and periodic reports including an annual report containing audited financial statements. We anticipate that we will continue to file such reports, notwithstanding the fact that, in the future, we may not otherwise be required to file such reports based on the criteria set forth under Section 12(g) of the Exchange Act since our primary attraction as a merger partner or acquisition vehicle will be our status as a reporting public company.

TEXAS  NEVADA  OIL  &  GAS  CO.

TNOG was formed in June 1981 as a wholly owned Texas subsidiary of Unicorp for the purpose of holding and operating Unicorp's mineral interests in the State of Texas. TNOG has had no revenues since 1991 when it ceased active operations and liquidated its operating assets. No material business operations have been conducted since 1992. All plans to raise capital to start a new business operation have been discontinued and abandoned. Since 1992 TNOG's activities have consisted primarily of maintaining its corporate status through filing franchise tax returns and paying franchise taxes. It currently has only nominal assets.

FINANCING THE EXPENSES OF THE SPIN-OFF AND OF TEXAS NEVADA BECOMING A PUBLIC REPORTING COMPANY - THE MERGER WITH HOUSTON AMERICAN ENERGY CORP.

On March 23, 2001, in order to defray the expenses of the Spin-off of TNOG and the other Unicorp Subsidiaries and the expenses of their becoming a public reporting companies, estimated to be $75,000, Unicorp, its principal shareholder Equitable Assets Incorporated ("Equitable"), and TNOG entered into an agreement with Opportunity Acquisition Company ("Opportunity"), an unrelated Texas corporation which was wholly owned by John F. Terwilliger, under which Opportunity agreed to pay the Costs up to $75,000 to Equitable in consideration for Unicorp and Equitable's agreement to effect a merger of TNOG and Opportunity (the "March Agreement"). The payment to Equitable is in the form of a loan to Equitable evidenced by a promissory note which will be canceled upon consummation of the merger. Subsequently Opportunity merged with and into Houston American Energy Corp ("Houston American") for the purpose of causing the surviving public company in the merger with TNOG to be a Delaware corporation. As a result of this merger Houston American succeeded to the rights of Opportunity under the March agreement.

BUSINESS  AND  STRATEGY  OF  TEXAS  NEVADA

TNOG is a "blank check" or "shell" company seeking to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for its shareholders. We intend to become a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") by immediately filing a registration statement on Form 10SB with the Securities and Exchange Commission (the "Commission") on a voluntary basis in order to make information concerning us more readily available to the public. We believe that being a reporting company under the Exchange Act could provide a prospective merger or acquisition candidate with additional information concerning TNOG and could possibly make us more attractive to an operating business opportunity as a potential merger or acquisition candidate. As a result of filing our registration statement, we will be obligated to file with the Commission certain interim and periodic reports including an annual report containing audited financial statements. We anticipate that TNOG will continue to file such reports, notwithstanding the fact that, in the future, it may not otherwise be required to file such reports based on the criteria set forth under Section 12(g) of the Exchange Act, since our primary attraction as a merger partner or acquisition vehicle will be our status as a reporting public company.

MANAGEMENT

The sole director and president of TNOG is Louis G. Mehr who also serves as President of Unicorp and of Equitable Assets, the controlling shareholder of Unicorp and TNOG, Marcap, Med-X and Laissez-Faire.

ADDRESS  AND  TELEPHONE  NUMBER

Our principal executive offices are located at One Riverway, Suite 1700, Houston, Texas 77056. Our telephone number at that address is (713) 961-2696.

THE  SPIN-OFF

Unicorp will distribute to its shareholders of record on July 1, 2001the 596,569 shares of common stock it holds in Texas-Nevada. TNOG will be a separate corporate entity after the Spin-off. Each Unicorp shareholder will receive one share of TNOG for each share of Unicorp common stock held on July 1, 2001.

                                  RISK FACTORS

You should carefully consider each of the following risks and all of the other information in this information statement. Some of the following risks relate principally to the Spin-off while other risks relate principally to our business plan. Finally, other risks relate principally to the securities markets and ownership of our common stock. If any of the following risks and uncertainties develops into actual events, our business, financial condition, or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline.

RISKS  RELATING  TO  THE  SPIN-OFF

     FEDERAL TAX CONSEQUENCES OF THE SPIN-OFF TO UNICORP AND UNICORP SHAREHOLDERS. We have not requested a ruling from the Internal Revenue Service relating to the tax consequences of the spin-offs. We believe that the spin-offs will be taxable to Unicorp, Inc. and to Unicorp, Inc. shareholders. If it is determined that the spin-offs are taxable, then:

     - Unicorp, Inc. would recognize a gain equal to the excess of the fair market value of the TNOG's common stock distributed to its shareholders over Unicorp's basis in TNOG's common stock; and

     - Each U.S. holder of Unicorp common stock would be generally treated as if such shareholder had received a taxable dividend, to the extent of earnings and profits, in an amount equal to the fair market value of TNOG's common stock received.

     THE COMBINED POST-SPIN-OFF VALUE OF UNICORP, INC. AND SPIN-OFF SHARES MAY NOT EQUAL OR EXCEED THE PRE-SPIN-OFF VALUE OF UNICORP, INC. SHARES. After the spin-off, we anticipate that shares of Unicorp, Inc. common stock will continue to be eligible for quotation only through the NQB Pink Sheets , a quotation service operated by Pink Sheets, LLC, under the symbol "UNIC". Although there has been sporadic low volume trading activity over past several months, there is no current active trading market for Unicorp common stock and there can be no assurance that a trading market will develop, or, if such trading market does develop, that it will be sustained. We do not expect the Spin-off to materially affect the quotations or trading price of Unicorp common stock immediately following the Spin-off since neither Unicorp nor TNOG has conducted any business operations within the past two years. There is no current public trading market for any of the Spin-off Shares, and no active trading market is expected to arise (if one ever arises), with respect to TNOG unless and until we successfully complete a business combination. We cannot assure you that a market for our common stock will develop or that the combined trading prices of Unicorp, Inc. common stock and our common stock after the spin-offs will be equal to or greater than the quotations or any trading price of Unicorp, Inc. common stock prior to the spin-offs.

     CREDITORS OF UNICORP, INC. AT THE TIME OF THE SPIN-OFF MAY CHALLENGE THE SPIN-OFF. At the time of the Spin-off, Unicorp expects to have approximately $80,000 in accounts payable owed to less than ten creditors, with approximately $72,000 owed to two creditors for legal services rendered in connection with litigation and regulatory compliance. Unicorp has no significant assets with which to pay these creditors. These factors raise substantial doubt about Unicorp's ability to continue as a going concern. Although these creditors have indicated they expect to be paid they have also indicated to Unicorp's management they do not intend to pursue a legal remedy that would include asking a court to void the spin-off (in whole or in part) as a fraudulent conveyance. If a court in a lawsuit by an unpaid creditor or representative of creditors of Unicorp, such as a trustee in bankruptcy, were to find that among other reasons, at the time of the spin-offs, Unicorp or TNOG:

     -    Was  insolvent;

     -    Was  rendered  insolvent  by  reason  of  the  Spin-off;

     - Was engaged in a business or transaction for which TNOG or TNOG's remaining assets constituted unreasonably small capital; or

     - Intended to incur, or believed it would incur, debts beyond its ability to pay such debts as they matured;

          The court may be asked to void the spin-off (in whole or in part) as a fraudulent conveyance. The court could then require that the shareholders return some or all of the shares of TNOG's common stock, or require Unicorp or TNOG, as the case may be, to fund certain liabilities of the other company for the benefit of creditors. The measure of insolvency for purposes of the foregoing will vary depending upon the jurisdiction whose law is being applied. Generally, however, each of Unicorp, Inc. and TNOG, as the case may be, would be considered insolvent if the fair value of its assets were less than the amount of its liabilities or if it incurred debt beyond its ability to repay such debt as it matures.

RISK  FACTORS  RELATING  TO  THE  MERGER  WITH  HOUSTON  AMERICAN

If the impending merger with Houston American Energy Corp. is consummated as expected, Houston American will be the surviving entity and we will be subject to all of the risks associated with participation in the business of oil and gas exploration and production.

     HOUSTON AMERICAN MAY BE UNABLE TO MEET ITS CAPITAL REQUIREMENTS WHICH MAY SLOW DOWN OR CURTAIL ITS BUSINESS PLANS. Since its inception on April 2, 2001 to June 30, 2001, Houston American has suffered operational losses totaling $19,517 and it expects to continue to have substantial capital expenditure and working capital needs. If low natural gas and oil prices, operating difficulties or other factors, many of which are beyond its control, cause its revenues or cash flows from operations to decrease, it may be limited in its ability to obtain the capital necessary to complete its development, exploitation and exploration programs. Houston American has not thoroughly investigated whether this capital would be available, who would provide it, and on what terms. If it is unable, on acceptable terms, to raise the required capital, its and our business may be seriously harmed or even terminated.

     HOUSTON AMERICAN'S MANAGEMENT OWNS A SIGNIFICANT AMOUNT OF ITS COMMON STOCK, GIVING THEM INFLUENCE OR CONTROL IN CORPORATE TRANSACTIONS AND OTHER
MATTERS, AND THEIR INTERESTS COULD DIFFER FROM THOSE OF OTHER STOCKHOLDERS. Upon the effectiveness of the merger, John F. Terwilliger, the sole director and executive officer of Houston American, will beneficially own approximately 61.6 percent of the outstanding common stock of the surviving entity. As a result, he will in a position to significantly influence or control the outcome of matters requiring a stockholder vote, including the election of directors, the adoption of any amendment to our certificate of incorporation or bylaws, and the approval of mergers and other significant corporate transactions. His control of Houston American may delay or prevent a change of control on terms favorable to the other stockholders and may adversely affect the voting and other rights of other stockholders.

     HOUSTON AMERICAN'S SUCCESS DEPENDS ON OUR MANAGEMENT TEAM AND OTHER KEY PERSONNEL, THE LOSS OF ANY OF WHOM COULD DISRUPT OUR BUSINESS OPERATIONS. Houston American's success will depend on its ability to retain John F. Terwilliger, its sole director and executive officer, and to attract other experienced management and non-management employees, including engineers, geoscientists and other technical and professional staff. It will depend, to a large extent, on the efforts, technical expertise and continued employment of such personnel and members of its management team. If members of its management team should resign or it is unable to attract the necessary personnel, its business operations could be adversely affected.

     HOUSTON AMERICAN'S CERTIFICATE OF INCORPORATION AND BYLAWS AND THE DELAWARE GENERAL CORPORATION LAW CONTAIN PROVISIONS THAT COULD DISCOURAGE AN ACQUISITION OR CHANGE OF CONTROL OF HOUSTON AMERICAN. Houston American is a Delaware corporation and its certificate of incorporation authorizes its board of directors to issue preferred stock and common stock without stockholder approval. If its board of directors elects to issue preferred stock, it could be more difficult for a third party to acquire control of it. In addition, provisions of its certificate of incorporation and bylaws could also make it more difficult for a third party to acquire control of it. These provisions include a denial of cumulative voting rights, limitations on stockholder proposals at meetings of stockholders, and restrictions on the ability of itsr stockholders to call special meetings. Its certificate of incorporation provides that our board of directors is divided into three classes, each elected for staggered three-year terms. Although it currently has only one director, we anticipate additional directors will be added to its board of directors shortly after the completion of the merger. Thus, control of its board of directors cannot be changed in one year; rather, at least two annual meetings must be held before a majority of the members of its board of directors could be changed. In addition, the Delaware General Corporation Law imposes restrictions on mergers and other business combinations between it and any holder of 15 percent or more of its outstanding common stock.

     These provisions of Delaware law and its certificate of incorporation and bylaws may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in his best interest, including attempts that might result in a premium over the market price for the common stock.

     TNOG'S STOCKHOLDERS ARE ENTITLED TO DISSENTER'S RIGHTS. TNOG's stockholders who do not consent to the merger may, under certain circumstances and by following procedures prescribed by the Texas Business Corporation Act exercise dissenter's rights and receive cash for the fair value of their shares. Dissenters must follow the appropriate procedures under Texas law or suffer the termination or waiver of such rights. In the event a TNOG stockholder relinquishes or loses his dissenter rights, he will receive the same number of shares of our common stock that he would have received in the merger had such dissenter not attempted to exercise his dissenter's rights.

     NEED FOR ADDITIONAL FINANCING. Currently, Houston American's revenue is insufficient to cover its ongoing exploration and development expenses and its general operating costs. Therefore, its audited financial statements include an auditor's report containing a statement regarding an uncertainty about its ability to continue as a going concern. Its ability to continue its operations is dependent on the willingness and ability of Moose Oil & Gas Company and Moose Operating Co., Inc. (entities affiliated with John F. Terwilliger, its sole director executive officer) to continue funding its operations and its ability to obtain additional sources of financing. As of the date of this Information Statement, we believe that Houston American's relationships with Moose Oil & Gas Company and Moose Operating Co., Inc. are stable and we have no reason to doubt the willingness of those two entities to continue providing additional funding. However, if Moose Oil & Gas Company and Moose Operating Co., Inc. discontinue funding its operations and Houston American is unable to obtain alternative financing when needed on acceptable terms, if at all, it may be unable to continue our operations.

     SHARES OF HOUSTON AMERICAN COMMON STOCK MAY BE "PENNY STOCKS". If the market price per share of Houston American common stock is less than $5.00, the shares of its common stock will be "penny stocks" as defined in the Exchange Act. As a result, our stockholders may find it more difficult to dispose of or obtain accurate quotations as to the price of the shares of common stock received in the merger and being registered under the registration statement filed by Houston American. In addition, the "penny stock" rules adopted by the SEC under the Exchange Act subject the sale of shares of such common stock to regulations which impose sales practice requirements on broker-dealers. For example, broker-dealers selling penny stocks must, prior to effecting the transaction, provide their customers with a document which discloses the risks of investing in penny stocks.

     Furthermore, if the person purchasing the securities is someone other than an accredited investor or an established customer of the broker-dealer, the broker-dealer must also approve the potential customer's account by obtaining information concerning the customer's financial situation, investment experience and investment objectives. The broker-dealer must also make a determination whether the transaction is suitable for the customer and whether the customer has sufficient knowledge and experience in financial matters to be reasonably expected to be capable of evaluating the risk of transactions in penny stocks. Accordingly, the SEC's rules may limit the number of potential purchasers of shares of Houston American common stock. Moreover, various state securities laws impose restrictions on transferring "penny stocks," and, as a result, our stockholders holding Houston American common stock may have their ability to sell their shares impaired.

RISK  FACTORS  RELATING  TO  OUR  BUSINESS  PLAN  AND  OUR  SECURITIES

In the unlikely event that we are unable to consummate the merger with Houston American, we will also be subject to the following risks associated with being a "blank check" company.

     CONFLICTS OF INTEREST. Certain conflicts of interest exist between TNOG and its officers and directors. They have other business interests to which they currently devote attention, and are expected to continue to do so. As a result, conflicts of interest may arise that can be resolved only through their exercise of judgment in a manner which is consistent with their fiduciary duties to the Company. See "Management," and "Conflicts of Interest."

          In particular, TNOG has the same executive officers, sole director and, except for AZ Capital, principal stockholders as other subsidiaries of Unicorp and who may form other blind pool or blank check companies. All of the Unicorp Subsidiaries have an identical structure and business plan and may be considered to be in direct competition with each other for available business opportunities, but that competition does not currently create a conflict of interest within the Unicorp Subsidiaries because each of such companies currently has an identical group of stockholders. It is also likely that these officers and directors will form additional blind pool or blank check companies in the future, with a business plan similar or identical to that of the TNOG. However, any additional blind pool or blank check companies formed in the future, which do not have the same stockholders and an identical capital structure as TNOG, would be in direct competition with TNOG for available business opportunities and would create the potential for conflicts of interest (See Item 5 - "Directors, Executive Officers, Promoters and Control Persons - Conflicts of Interest").

          It is anticipated that our principal stockholder may actively negotiate or otherwise consent to the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. In this process, our principal stockholder may consider its own individual pecuniary benefit rather than the best interests of our other stockholders, and the other stockholders are not expected to be afforded the opportunity to approve or consent to any particular stock buy-out transaction. See "Conflicts of Interest."

     POSSIBLE NEED FOR ADDITIONAL FINANCING. TNOG has very limited funds, and such funds may not be adequate to take advantage of any available business opportunities. Even if TNOG's funds prove to be sufficient to acquire an interest in, or complete a transaction with, a business opportunity, we may not have enough capital to exploit the opportunity. The ultimate success of TNOG may depend upon our ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until we determine a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If not available, TNOG's operations will be limited to those that can be financed with our modest capital.

     REGULATION  OF  PENNY  STOCKS.   TNOG's  securities,  when  available  for
trading, are expected to be subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. (See RISK FACTORS RELATING TO THE MERGER WITH HOUSTON AMERICAN - SHARES OF HOUSTON AMERICAN COMMON STOCK MAY BE "PENNY STOCKS", above)

     NO RECENT OPERATING HISTORY. TNOG has not had any operating history, revenues from operations, or assets for at least eight years. We face all of the risks of a new business and the special risks inherent in the investigation, acquisition, or involvement in a new business opportunity. TNOG must be regarded as a new or "start-up" venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.

     NO ASSURANCE OF SUCCESS OR PROFITABILITY. There is no assurance that we will acquire a favorable business opportunity. Even if we should become involved in a business opportunity, there is no assurance that it will generate revenues or profits, or that the market price of our outstanding shares will be increased thereby.

     IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION. TNOG's limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a business opportunity before that company commits its capital or other resources thereto. Management decisions, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys and the like which, if we had more funds available to it, would be desirable. TNOG will be particularly dependent in making decisions upon information provided by the promoter, owner, sponsor, or others associated with the business opportunity seeking our participation. A significant portion of TNOG's available funds may be expended for investigative expenses and other expenses related to preliminary aspects of completing an acquisition transaction, whether or not any business opportunity investigated is eventually acquired.

     OTHER REGULATION. An acquisition made by us may be of a business that is subject to regulation or licensing by federal, state, or local authorities. Compliance with such regulations and licensing can be expected to be a time-consuming, expensive process and may limit our other investment opportunities.

     DEPENDENCE UPON MANAGEMENT; LIMITED PARTICIPATION OF MANAGEMENT. TNOG will be heavily dependent upon the skills, talents, and abilities of its officers and directors to implement its business plan, and may, from time to time, find that the inability of such persons to devote their full time attention to our business result in a delay in progress toward implementing our business plan. Furthermore, we will be entirely dependent upon the experience of our officers and directors in seeking, investigating, and acquiring a business and in making decisions regarding its operations. See "Management." Because stockholders will not be able to evaluate the merits of possible business acquisitions by us, they should critically assess the information concerning the Company's officers and directors.

     LACK OF CONTINUITY IN MANAGEMENT. We do not have an employment agreement with any of our officers or directors, and as a result, there is no assurance that they will continue to manage us in the future. In connection with acquisition of a business opportunity, it is likely the current officers and directors of TNOG may resign. A decision to resign will be based upon the identity of the business opportunity and the nature of the transaction, and is likely to occur without the vote or consent of our stockholders.

     DEPENDENCE UPON OUTSIDE ADVISORS. To supplement the business experience of its officers and directors, TNOG may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by TNOG's officers without any input from stockholders. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to us. In the event our officers consider it necessary to hire outside advisors, they may elect to hire persons who are affiliates, if those affiliates are able to provide the required services.

     LEVERAGED TRANSACTIONS. There is a possibility that any acquisition of a business opportunity by usmay be leveraged, i.e., we may finance the acquisition of the business opportunity by borrowing against the assets of the business opportunity to be acquired, or against the projected future revenues or profits of the business opportunity. This could increase our exposure to larger losses. A business opportunity acquired through a leveraged transaction is profitable only if it generates enough revenues to cover the related debt and expenses. Failure to make payments on the debt incurred to purchase the business opportunity could result in the loss of a portion or all of the assets acquired. There is no assurance that any business opportunity acquired through a leveraged transaction will generate sufficient revenues to cover the related debt and expenses.

     COMPETITION. The search for potentially profitable business opportunities is intensely competitive. TNOG expects to be at a disadvantage when competing with many firms that have substantially greater financial and management resources and capabilities. These competitive conditions will exist in any industry in which we may become interested.

     NO  FORESEEABLE DIVIDENDS.   We have not paid dividends on our Common Stock
and  do  not  anticipate  paying  such  dividends  in  the  foreseeable  future.

     LOSS OF CONTROL BY PRESENT MANAGEMENT AND STOCKHOLDERS. TNOG may consider an acquisition in which we would issue as consideration for the business opportunity to be acquired an amount of the our authorized but unissued Common Stock that would, upon issuance, represent the great majority of the voting power and equity of TNOG. The result of such an acquisition would be that the acquired company's stockholders and management would control us, and our management could be replaced by persons unknown at this time. Such a merger would result in a greatly reduced percentage of ownership of TNOG by its current stockholders. In addition, in conjunction with such a transaction, our current officers, directors and principal stockholders could sell their controlling block of stock at a premium price to the acquired company's stockholders.

     NO PUBLIC MARKET EXISTS. There is no public market for our common stock, and no assurance can be given that a market will develop or that a stockholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile. Factors such as those discussed in this "Risk Factors" section may have a significant impact upon the market price of the securities distributed hereby. Many brokerage firms may not be willing to effect transactions in the securities if a low price develops in the trading of the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans.

     RULE 144 SALES. All of the Spin-off Shares held by present stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that a person who has held restricted securities for a prescribed period may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the restricted securities have been held by the owner for a period of at least two years. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of Spin-off Shares of present stockholders, may have a depressive effect upon the price of the Spin-off Shares in any market that may develop. Of the total 596,569 shares of Spin-off Shares to be distributed, a total of approximately 596,569shares will be available for resale in accordance with the provisions of Rule 144 immediately upon this distribution.

     BLUE SKY CONSIDERATIONS. Because the securities registered hereunder have not been registered for resale under the blue sky laws of any state, the holders of such shares and persons who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue-sky law restrictions upon the ability of investors to sell the securities and of purchasers to purchase the securities. Some jurisdictions may not allow the trading or resale of blind-pool or "blank-check" securities under any circumstances. Accordingly, investors should consider the secondary market for oursecurities to be a limited one.

                                  THE SPIN-OFF

REASONS  FOR  THE  SPIN-OFF.

We believe that the Spin-off will meaningfully enhance value for Unicorp stockholders in the following ways:

     - by making Unicorp a more attractive candidate for a merger or acquisition with a private entity by stripping off its dormant and inactive subsidiaries

     - by providing multiple opportunities through the Unicorp Subsidiaries to successfully consummate acquisition transactions

     - by permitting the Unicorp Subsidiaries to simultaneously pursue multiple acquisition opportunities

     - by diversifying the risks associated with such acquisitions and the business risks of acquisition partners through multiple acquisition opportunities, and

     - by making Texas Nevada and each Unicorp Subsidiary an attractive candidate for a merger or acquisition with a private entity requiring divestiture from Unicorp as a condition to consummating such a transaction.

MANNER  OF  EFFECTING  THE  SPIN-OFF.

The Spin-off will be effectuated by a stock dividend paid to each holder of record of Unicorp common stock. The Spin-off ratio will be one share of the common stock of TNOG for every one share of Unicorp common stock owned of record on July 1, 2001. Unicorp stockholders will not be required to pay for Spin-off Shares received in the Spin-off. Additionally, Unicorp stockholders will not need to surrender or exchange Unicorp common stock in order to receive the Spin-off Shares. All shares of our common stock received by Unicorp stockholders in connection with the Spin-off will be fully paid and non-assessable. Unicorp stockholders do not have any appraisal rights in connection with the Spin-offs.

The dividend agent is Atlas Stock Transfer Corporation. The address and telephone number of the dividend agent is 5899 South State Street, Salt Lake City, Utah 84107, (801) 266-7151.

RESULTS  OF  THE  SPIN-OFF.

Following the spin-off, TNOG will be a separate, publicly-held company. Immediately after the Spin-off,, based on the number of outstanding shares of Unicorp on July 1, 2001, we expect to have approximately 596,539 shares of common stock outstanding, held by approximately 995 record holders, with each stockholder holding at least 100 shares. Any shares not distributed to Unicorp stockholders will be returned to TNOG for cancellation.

The Spin-off will not affect the number of outstanding shares of Unicorp common stock or any rights of Unicorp stockholders.

TRADING  OF  OUR  COMMON  STOCK.

There is no current public trading market for any of the Spin-off Shares, and no active trading market is expected to arise (if one ever arises), with respect to TNOG unless and until we successfully complete a business combination. No common stock of TNOG has traded to management's knowledge. After completion of the "spin-off", we may seek to have our common stock approved for an unpriced quotation(meaning that it is quoted "name only" without bid or asked prices posted) in the NQB Pink Sheets published by The Pink Sheets LLC. No stockholder has entered into a lock-up or similar agreement as to his common shares.

The Spin-off Shares issued to Unicorp stockholders will be freely transferable, except for shares received by persons who may be deemed our "affiliates" under the Securities Act. Persons who may be deemed our affiliates after the Spin-off generally include individuals or entities that control, are controlled by, or are under common control with us and may include certain of our officers and directors. Persons who are our affiliates will be permitted to sell their shares of our common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemptions afforded by Section 4(1) of the Securities Act and Rule 144 under the Securities Act (with the exemption under Rule 144 not available until 90 days after the date of this information statement). For a discussion of certain uncertainties that should be considered with regard to our common stock, see "Risk Factors--An Active Trading Market May Not Develop for Our Common Stock".

MATERIAL  FEDERAL  INCOME  TAX  CONSEQUENCES.

We believe that, based upon the advice of tax counselor to Unicorp and TNOG, that the Distribution will be a taxable event to Unicorp and to each of its stockholders receiving any of the Spin-off Shares. Gain (but not loss) would be recognized by Unicorp under Section 311 of the Internal Revenue Code for any excess of the fair market value of TNOG stock on the date of actual distribution over the tax basis to Unicorp of such stock.

As for Unicorp's stockholders who receive Spin-off Shares, Unicorp takes the view that the fair market value of the Spin-off Shares on the date of the Spin-off should be essentially zero (or not have increased over the negligible book value of the shares as reflected in our financial statements, being approximately $.001 per share).

Unicorp has no current or accumulated earnings, and the distribution is being made from excess capital. Each stockholder of Unicorp should reduce the adjusted basis of his Unicorp stock by the fair market value of the distribution to him, and any remaining portion will be treated as capital gain in the same manner as a sale or exchange of the stock. This fair market value is assumed to be $0.001 per share, the estimated book value of TNOG on the dividend date. Unicorp undertakes to advise its stockholders in late 2001 or early 2002 should it deem the fair market value of any of the distributed Spin-off Shares on the date of distribution to have been different than $0.001 per share or should it have had earnings in 2001, which would cause the distribution, to the extent of such earnings, to be taxed as a dividend and as ordinary income.

In summary, the following material federal income tax consequences to Unicorp stockholders and Unicorp are expected to result from the Spin-off.

     A Unicorp stockholder will recognize taxable gain or dividend income as a result of the Spin-off equal to no more than the book value of the Spin-off Shares, being approximately $.001 per share.

     A Unicorp stockholder must allocate their pre-distribution tax basis in their Unicorp stock over the Unicorp and Spin-off Shares according to the relative fair market value of each.

     Unicorp  may  recognize  minimal  gain  as  a  result  of  the  Spin-off.

The federal income tax consequences set forth above is for general information only and may not be applicable to stockholders who receive Spin-off Shares through the exercise of employee stock options or otherwise as compensation or who are otherwise subject to special treatment under the Internal Revenue Code. All stockholders are urged to consult their own tax advisors as to the particular tax consequences to them, including the applicability and effect of state, local and foreign tax laws.

Current Treasury regulations require each Unicorp stockholder who receives Spin-off Shares in the Spin-off to attach to his or her federal income tax return for the year in which the Spin-off occurs, a detailed statement setting forth such data as may be appropriate in order to show the applicability of
Section 355 of the Internal Revenue Code to the Spin-offs. TNOG, upon written request, will provide the appropriate information to each stockholder of record on July 1, 2001.

The holding period for Spin-off Shares received by a Unicorp stockholder in the Spin-off should include the period during which he or she held the Unicorp stock on which our common stock is distributed, if such holder holds the Unicorp stock as a capital asset on the date of the Spin-off.

REASONS  FOR  FURNISHING  THIS  INFORMATION  STATEMENT.

This information statement is being furnished solely to provide information to Unicorp stockholders about, subject to the satisfaction of the spin-off conditions, the receipt of Spin-off Shares pursuant to the Spin-off. It is not, and is not to be construed as, an inducement or encouragement to buy or sell any of TNOG's securities or those of Unicorp. The information contained in this information statement is believed by Unicorp and us to be accurate as of the date set forth on the front cover. Changes may occur after that date, and neither Unicorp nor we will update the information except in the normal course of our respective public disclosure practices or unless required by law.

                 PROPOSED MERGER OF TEXAS NEVADA AFTER SPIN-OFF

In order to defray the expenses of the spin-off of TNOG and the Unicorp Subsidiaries, the Exchange Act Registrations of TNOG and the Unicorp
Subsidiaries, and certain expenses of Unicorp with respect to its reporting requirements under the Exchange Act, estimated to be $75,000 ("Transaction Expenses"), Unicorp, its principal stockholder Equitable Assets, Incorporated ("Equitable"), and TNOG entered into an agreement dated March 23, 2001 ("March Agreement") with Opportunity Acquisition Company ("Opportunity"), a newly formed and unrelated Texas corporation controlled by John F. Terwilliger, an individual engaged in the oil and gas exploration and production business in Houston, Texas. Under the terms of the agreement, Opportunity agreed to lend up to $75,000 to Equitable for the payment of Transaction Expenses in consideration for Unicorp and Equitable's agreement to effect a merger of TNOG and Opportunity after the Spin-off.

Subsequently Opportunity merged with and into Houston American Energy Corp ("Houston American") for the purpose of causing the surviving public company in the merger with TNOG to be a Delaware corporation. As a result of this merger Houston American succeeded to the rights of Opportunity under the agreement.

Pursuant to the terms of the March Agreement, Houston American will be the surviving entity and following the merger 5% of its common stock will be held by the Unicorp stockholders and 95% will be held by the pre-merger stockholders of Houston American. Houston American will register the shares to be received by the Unicorp stockholders on an S-4 Registration Statement.

The terms of the Agreement with Opportunity were the result of arms' length negotiations between John F. Terwilliger, in his capacity as the then president of Opportunity, and Louis G. Mehr, the president of TNOG and Unicorp. Mr. Terwilliger approached Mr. Mehr about the possibility of the merger after he learned of the potential availability of TNOG.

On July 31, 2001, Houston American and TNOG entered into a Plan and Agreement of Merger relating to the merger, which was amended and restated as of ______________, 2001. The completion of the merger was previously approved by a number of TNOG's stockholders holding in excess of two-thirds of the outstanding shares of TNOG common stock and by all of Houston American's current stockholders, subject to completion, filing and effectiveness of the S-4 registration statement

Other than the relationships described herein, there is no affiliation between Houston American, Opportunity Acquisition Company and John F. Terwilliger and the other parties to the March Agreement, TNOG, Unicorp and Equitable Assets Incorporated.

Upon the effectiveness of the merger, Houston American will be the surviving entity, the separate existence of TNOG will cease, and Houston American will succeed to all of TNOG's rights and properties and shall be subject to all of TNOG's debts and liabilities.

TERMS  OF  THE  AGREEMENT.

     1. Unicorp will "spin-off" TNOG to its stockholders and TNOG will register its common stock on Form 10-SB in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2. Following the effective registration of TNOG's common stock and completion of the spin-off, Houston American will merge (the "Merger") with TNOG through the exchange of 5% of its common stock for 100% of TNOG's outstanding common stock.

     3. Unicorp and TNOG will prepare and send to the stockholders of Unicorp an information statement (the "Information Statement") required by the Exchange Act in connection with obtaining approval for the Merger.

     4. Houston American, in connection with the Information Statement and as part of the Merger, will prepare a registration statement on Form S-4 under the Securities Act of 1933 to register the Houston American common stock received by the TNOG's stockholders.

     5. If TNOG, Unicorp and Equitable Assets, the controlling stockholder of Unicorp, comply with all requirements of the Transaction, Houston
          American will pay up to $75,000 of the costs of the Transaction through cancellation of a promissory note that will be funded as part of the Transaction.

     6. Houston American's management and directors shall become the management and directors of the combined company.

REASONS  FOR  THE  MERGER.

Because Unicorp and its subsidiaries have no cash resources to pay the costs of distributing the outstanding shares of the Unicorp Subsidiaries to the Unicorp
Stockholders and their Exchange Act Registrations, the primary reason for the Merger is to provide the funding necessary to complete those activities.

TNOG's management believes that the merger will enable TNOG's stockholders to realize an increase in the value of their original investment in Unicorp, Inc. due to Houston American's ongoing oil and gas exploration and production activities. Over the last several years, there has been very little business activity in Unicorp, Inc. and no business activity with respect to TNOG, despite attempts to generate significant opportunities for both companies. The management of both Unicorp and TNOG concluded that the proposed merger with Houston American provided the best prospect to establish value for their stockholders. We also believe that the TNOG stockholders will benefit from converting their TNOG common stock to stock of Houston American in the merger. Houston American will register with the Securities and Exchange Commission the stock to be received by the TNOG stockholders in the merger.

Unicorp's distribution of the TNOG Spin-off Shares to its stockholders should provide the basis for the creation of a public market for the common stock of the post-merger combined company. We believe the existence of such a public market will facilitate the raising of expansion funds for Houston American. We give no assurance that such will occur.

Effectively, the stockholders of Houston American will suffer a five percent dilution in their equity in Houston American solely for the perceived, but not assured, benefits of having a public market for their securities.

ACCOUNTING  TREATMENT  OF  PROPOSED  MERGER.

Because TNOG is only a corporate shell and not an operating entity, the proposed merger will be accounted for as if Houston American recapitalized

DEGREE  OF  MANAGEMENT  CONTROL  OF  VOTE  ON  MERGER.

The merger must be approved by a vote of a majority of the outstanding shares of common stock of each of TNOG and Houston American. With respect to such companies, the percentage of outstanding shares entitled to vote and held by officers, directors and their affiliates are as follows: TNOG - 95%; and Houston American - 100%. A vote to approve the merger by the stockholders of TNOG is assured because Equitable Assets holds approximately 95% of the votes necessary to approve the Merger. The completion of the merger was previously approved by a number of TNOG's stockholders holding in excess of two-thirds of the outstanding shares of TNOG common stock and by all of Houston American's current stockholders, subject to completion, filing and effectiveness of the S-4 registration statement.

DISSENTERS'  RIGHTS  OF  APPRAISAL.

Under Texas law, TNOG's stockholders are entitled, after complying with certain requirements of Texas law, to dissent to the approval of the merger, pursuant to
Article 5. 11 of the Texas Business Corporation Act, and to be paid the "fair value" of their shares of TNOG common stock in cash by complying with the procedures set forth in Articles 5.12 and 5.13 of the Texas Business Corporation Act. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by TNOG's stockholders. This summary does not purport to be a complete statement of the provisions of Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act and is qualified in its entirety by reference to Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are attached as Appendix B to this prospectus/information statement.

Within 10 days after the effective date of the merger, Houston Amreican will deliver a written dissenters' notice to each of TNOG's stockholders of record. The dissenters' notice must:

     -    notify  the  stockholder  of  the  effective  date  of the merger; and

     - be accompanied by a copy of Articles 5.11, 5.12, and 5.13 of the Texas Business Corporation Act.

Any TNOG stockholder who did not consent to the merger can exercise his dissenters' rights by making written demand on Houston American, within 20 days after the mailing of the dissenters' notice, for payment of the fair value of his shares of TNOG common stock. The stockholder's demand must state:

     - the number of shares of TNOG common stock owned by the dissenting stockholder; and

     - the fair value of the shares, as of the date of the consent approving the merger, as estimated by the stockholder.

Any stockholder failing to make demand within the 20-day period will be bound by the merger and will lose his right to be paid the fair value of his shares. Within 20 days after receipt of a demand for payment, Houston American will deliver or mail to the stockholder a written notice that shall either:

     - set out that Houston American accepts the amount claimed by the stockholder and agrees to pay that amount within 90 days after the action was effected, provided the stockholder has surrendered the certificates representing the stockholder's shares of TNOG common stock; or

     - contain Houston American's estimate of the fair value of the shares, together with an offer to pay their estimate within 90 days after the action was effected, upon receipt of notice within 60 days after that date from the stockholder that the stockholder agrees to accept their estimate, provided the stockholder has surrendered the certificates representing the stockholder's shares of TNOG common stock.

If Houston American and a TNOG stockholder are unable to agree upon the fair value of any stockholder's shares of TNOG common stock within 60 days of the date the merger was effected, either party may, within 60 days of the expiration of such 60 day period, file a petition in any court of competent jurisdiction in Harris County, Texas asking for a finding and determination of the fair value of the stockholder's shares of TNOG common stock. Upon the filing of a petition by a TNOG stockholder, Houston American is required to file, within 10 days of service, a list containing the names and addresses of all of TNOG's stockholders who have demanded payment and with whom agreements as to the value of their shares have not been reached. If Houston American files a petition, they must file the applicable stockholder list at the same time as the petition. If necessary, Houston American shall, within 90 days of the court's determination of fair value and upon surrender of the applicable certificates representing the TNOG common stock, pay the applicable stockholders the fair value of their respective shares.

COMPLIANCE  WITH  GOVERNMENTAL  REGULATIONS.

No federal or state regulatory requirements, other than securities laws and regulations, must be complied with or federal or state approval obtained in connection with the Spin-off and merger, other than the filing of articles of merger with the Secretary of State of Texas after a favorable vote might be obtained on the proposed merger.

SHOULD  THE  MERGER  OCCUR.

The completion of the merger was previously approved by a number of TNOG's stockholders holding in excess of two-thirds of the outstanding shares of TNOG common stock and by all of Houston American's current stockholders, subject to completion, filing and effectiveness of the S-4 registration statement. Upon the effectiveness of the merger, TNOG will file a Form 8-K with the Commission to indicate the fact and date of the merger. Upon effectiveness of the S-4 Registration Statement Houston American will distribute to the TNOG stockholders the shares of Houston American common stock delivered in exchange for their TNOG shares.

SHOULD  THE  MERGER  NOT  OCCUR.

The completion of the merger was previously approved by a number of TNOG's stockholders holding in excess of two-thirds of the outstanding shares of TNOG common stock and by all of Houston American's current stockholders, subject to completion, filing and effectiveness of the S-4 registration statement. The failure of TNOG to effect its Exchange Act registration or the failure of Houston American to go effective on its S-4 could prevent the completion of the merger. Neither event is expected to occur.

Should  the  merger  not  occur,

     - TNOG will distribute certificates representing the 596,569 spin-off shares of TNOG common stock to its stockholders

     - TNOG will continue as a separate corporation with its existing assets and business,

     -    TNOG  still  will  have  no  significant  assets  or  business,  and

     -    There  will  be  no  trading  market  for  TNOG's  stock.

TNOG's management has no specific plans for an alternative to a rejection of the proposed merger. We would commence to seek to acquire a business or assets that would constitute a business.

EXPENSES  OF  THE  MERGER.

The  estimated  expenses  of  the  merger  are  being borne by Houston American.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  MERGER.

The merger should qualify as a type "A" tax-free reorganization for both corporations under Section 368(a)(1) of the Internal Revenue Code. However, because Houston American is newly organized, the "step transaction doctrine" might be applied. If so, the post merger company might be considered a continuation of Houston American with only a change of name or place of incorporation, a type "F" tax-free reorganization under Section 368(a)(1).

Assuming that the merger qualifies as a tax-free reorganization for federal income tax purposes:

     - A holder of shares of TNOG common stock will not recognize any gain or loss on its exchange of TNOG common stock for Houston American shares in the merger.

     - A holder of shares of TNOG common stock will have a tax basis in the Houston American shares received in the merger equal to the tax basis in the shares of TNOG common stock surrendered by that stockholder in the merger

     - The holding period for Houston American shares received in exchange for shares of TNOG common stock in the merger will include the holding period for shares of TNOG common stock surrendered in the merger.

     - Under specified circumstances, holders of shares of TNOG common stock may be entitled to appraisal rights in connection with the merger. See the section entitled "DISSENTERS' RIGHTS". TNOG stockholders who exercise their appraisal rights under law and receive payment for all of their stock in cash and who do not own any Houston American shares (either actually or constructively within the meaning of Section 318 of the Internal Revenue Code) will generally recognize capital gain or loss measured by the difference between the amount of cash received and the stockholder's basis in such stock. Other TNOG stockholders who exercise their appraisal rights may be treated as if they had received a dividend, taxable as ordinary income. Holders of shares of TNOG common stock that exercise appraisal rights are urged to consult their own tax advisors.

     -    TNOG  will  not recognize gain or loss as a result of the transaction.

In the event the merger does not qualify as a tax-free reorganization, exchanges by TNOG stockholders pursuant to the merger could be taxable transactions for federal income tax purposes depending on the particular facts surrounding the merger, some of which may not be known until after completion of the merger. If the merger is taxable, each TNOG stockholder participating in the merger will recognize capital gain or loss, measured by the difference between the fair market value of the Houston American shares received by the stockholder and the stockholder's tax basis in the shares of TNOG common stock surrendered. This gain or loss will be long-term capital gain or loss if the stockholder had held the shares of TNOG common stock for more than one year at the time the shares of TNOG common stock are accepted at the completion of the merger.
xxx
INFORMATION  ABOUT  HOUSTON  AMERICAN  ENERGY  CORP.

Current  Strategy

Houston American's primary focus over the next 12 months is the exploration and production of two significant leasehold interests it owns in Lavaca County, Texas. In addition to seeking out oil and gas property prospects using advanced seismic techniques, it will utilize our management's contacts to identify potential acquisition targets. In searching for potential acquisition targets, it will focus primarily in the Onshore Texas Gulf Coast Region of the State of Texas, where its management has been involved in oil and gas exploration and production activities since 1983.

In addition to its own drilling activities and acquisition strategy, it may encourage others in the oil and gas industry to enter into partnerships or joint ventures with it for purposes of acquiring properties and conducting drilling and exploration activities.

Exploration  and  Development  Activities

Houston American's exploration and development activities focus on the identification and drilling of new productive wells and the acquisition of existing producing wells from other producers.

Drilling  Activities

As of the date of this information statement, Houston American has drilled and completed two gross wells (0.45 net wells), and it has drilled and is completing the last of its three test wells it is committed to drill on three of its four leaseholds in Lavaca County, Texas. Based on log analysis comparing the first two wells to other producing wells in the immediate area, Houston American believes them to be capable of profitable production. Currently, those wells are producing a non-material amount of natural gas.

The log analysis conducted during the drilling of the third well causes Houston American management to believe that the third well is also capable of profitable production. As of the date of this information statement, production casing has been run on the third well and it is awaiting a completion rig in order to attempt to complete the well. If the third well is successful, it will be immediately connected to the pipeline system.

Houston American's goal in drilling its first two wells was to test the Frio and Miocene Formations at different depths above 3,500 feet. The third well was drilled in order to test the Lower Wilcox Formation at depths down to 16,500 feet.

Marketing

Houston American anticipates marketing substantially all of the oil and gas to be produced from its properties to Kinder Morgan Pipeline, Inc., Pinnacle Natural Gas Co. and Texas Gas Plants, L.P. As of the date of this information statemetn, it has entered into gas purchase agreements with Kinder Morgan and Pinnacle (as successor to Dominion Pipeline Company) with respect to the Kalmus No. 1 well and the Carl Klimitchek No. 2 well, respectively. Each of those agreementswere entered into by Moose Operating Co., Inc. and Houston American was assigned the rights to the agreements in connection with the purchase of its oil and gas interests from Moose Oil & Gas Company. Each agreement requires Houston American to sell all of the gas it produces from the applicable well to the purchaser at fluctuating prices, which are based on the appropriate index and, in the case of the agreement with Pinnacle, the average gas liquids content of the gas it delivers.

Although  Houston  American  has  not  entered  into an agreement with Texas Gas
Plants, L.P. as of the date of this information statement, it has held preliminary discussions with representatives of Texas Gas Plants regarding entering into a gas purchase agreement related to the Sartwelle No. 5 well. Due to the proximity of an available connection to Texas Gas Plants' pipeline to the location of the Sartwelle No. 5 well (less than a mile) and the prior contractual relationships between Moose Operating Co. and Shell Western E&P, Inc., an affiliate of Texas Gas Plants, Houston American believes that entering into a gas purchase agreement with Texas Gas Plants will represent its best opportunity for marketing the gas it produces from the Sartwelle No. 5 well. Although it cannot be certain that its initial discussions will result in an actual agreement, the representatives of Texas Gas Plants have expressed an interest in entering into a gas purchase agreement if the testing of the Sartwelle No. 5 well establishes that it appears capable of profitable production.

Production

As of the date of this information statement, Houston American has not had any material production of oil or natural gas from its wells.

Reserves

Inasmuch as Houston American has only recently completed the drilling of its first two test wells, its potential reserves have not been established as of the date of this information statement. Houston American anticipates that a reserve determination will be made for each of its wells by the end of 200 1. However, if its third well, Sartwell No. 5, is completed and begins producing prior to that time, itwill immediately contract for a reserve study.

Leaseholds

As of the date of this information statement, Houston American has leasehold interests in four oil and gas properties in Lavaca County, Texas, which represent a total of 943.8 gross and 157.55 net developed acres and 1, 195 gross and 149.38 net undeveloped acres. A "gross acre" is an acre in which a working interest is owned. The number of gross acres represents the sum of acres in which a working interest is owned. A "net acre" is deemed to exist when the sum of the fractional working interests in gross acres equals one. The number of net acres is the sum of the fractional working interests in gross acres expressed in whole numbers or fractions.

Employees

As of August 31, 2001, Houston American had one full-time employee and no part time employees. Its employee is not covered by a collective bargaining agreement, nor does it anticipate that any of its future employees will be so covered. If operations continue to grow as expected, Houston American anticipates hiring as many as three additional employees over the next six to eight months.

Facilities

Houston American currently shares on a rent free basis approximately 3,400 square feet of office space provided by Moose Oil & Gas Company in Houston, Texas as its executive offices. As it adds employees and expand its business over the next six to eight months, Houston American anticipates that it will need to lease new space for its executive offices.

Legal  Proceedings

As of the date of this information statement, Houston American is not involved in any legal proceedings.


            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

LIQUIDITY  AND  CAPITAL  RESOURCES

TNOG remains in the development stage and has significant liquidity problems and has no meaningful capital resources or stockholder's equity. We have no current assets and no liabilities. We may not be able to satisfy our estimated cash requirements for the next twelve months which we estimate to be $25,000. In the event additional cash is required we may have to borrow funds from stockholders or other sources, or seek funds from a private placement among new investors, none of which can be assured. We have faced this situation for the past ten years and have managed to carry on and there is no reason to believe that we can not do so in the future. We will carry out our plan of business as discussed under "BUSINESS" below. We cannot predict to what extent our lack of liquidity and capital resources will impair the consummation of a business combination or whether we will incur further operating losses through any business entity which we may eventually acquire. We have had no material business operations since 1991 and no revenues since 1991. During these periods we have engaged in no significant operations other than organizational activities, acquisition of capital and preparation for registration of our securities under the Securities Exchange Act of 1934, as amended. No revenues were received by us Company during this period. We anticipate that until a business combination is completed with an acquisition candidate, we will not generate revenues and may operate at a loss after completing a business combination, depending upon the performance of the acquired business.

NEED  FOR  ADDITIONAL  CAPITAL  OR  FINANCING

In order to defray the expenses of the Spin-off and of TNOG becoming a public reporting company, estimated to be $75,000, Unicorp, its principal stockholder Equitable Assets Incorporated ("Equitable"), and TNOG entered into an agreement with Opportunity Acquisition Company ("Opportunity"), an unrelated Texas corporation, under which Opportunity agreed to pay the Costs up to $75,000 in consideration for Unicorp and Equitable's agreement to effect a merger of TNOG and Opportunity. The payment is in the form of a loan to Equitable evidenced by a promissory note which will be canceled upon consummation of the merger.

We do not have capital sufficient to meet our cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934. Although Equitable Assets, our majority stockholder has committed to bear the expenses of securities compliance and the searches for suitable business combinations, there is no assurance that Equitable Assets will be able to provide the necessary resources when needed or for how long it will be able to meet that commitment. We may have to seek loans or equity placements to cover such cash needs. In the event we are able to complete a business combination during this period, lack of existing capital may be a sufficient impediment to prevent us from accomplishing the goal of completing a business combination. There is no assurance, however, that without funds we will ultimately be able to complete a business combination. Once a business combination is completed, our need for additional financing is likely to increase substantially. No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to us to allow us to cover our expenses as they may be incurred. Irrespective of whether our cash assets prove to be inadequate to meet our operational needs, we might seek to compensate providers of services by issuances of stock in lieu of cash.

RESULTS  OF  OPERATIONS

TNOG has had no material business operations since 1991 and no revenues since 1991. During this period we have engaged in no significant operations other than organizational activities, acquisition of capital and preparation for registration of our securities under the Securities Exchange Act of 1934, as amended. No revenues were received by us during this period.

We anticipate that until a business combination is completed with an acquisition candidate, we will not generate revenues. We may also continue to operate at a loss after completing a business combination, depending upon the performance of the acquired business.

PLAN  OF  OPERATIONS

During our current fiscal year ending December 31, 2001, we plan to complete our registration under the Securities Exchange Act of 1934 and thereafter to initiate efforts to locate a suitable business acquisition candidate. There is no assurance as to when or whether we will locate a suitable business acquisition candidate or complete a business acquisition transaction.

IMPACT  OF  MERGER  WITH  HOUSTON  AMERICAN

General

Houston American Energy Corp. is an oil and gas exploration and production company. Currently, Houston American's business activities are conducted in the State of Texas.

Results  of  Operations

Since its inception on April 2, 2001 to June 30, 2001, Houston American has incurred an operating loss of $19,517. Its revenues during that period were approximately $2,900 and its total exploration and development costs associated with the three wells it has drilled was $199,733.

Liquidity  and  Capital  Resources

Houston American's management anticipates that its current financing in place will meet its anticipated objectives and business operations for approximately the next 24 months. For that period, Houston American anticipates that its committed share of the costs associated with completing, testing and connecting its third well, Sartwell No. 5, will be approximately $875,000. Additionally, Houston American anticipates drilling expenses and costs of approximately $1,250,000 related to its interest in two deep wells which will be drilled in the next six to eight months, and an additional $1,250,000 for two other wells it anticipates drilling prior to the end of the year 2002.

In addition to the income Houston American anticipates receiving from its three wells, Moose Oil & Gas Company and Moose Operating Co., Inc. are currently loaning it the funds needed to continue its operations. John F. Terwilliger, sole director and executive officer of Houston American, is also the sole director, chief executive officer and majority stockholder of Moose Oil & Gas Company, which is the parent of Moose Operating Co., Inc. To the extent Houston American's revenue shortfall exceeds the willingness and ability of Moose Oil & Gas Company and Moose Operating Co., to continue loaning it funds needed for its operations, Houston American anticipates raising any additional capital needed from outside investors coupled with bank or mezzanine lenders. As of the date of this/information statement, Houston American has not entered into any negotiations with any third parties to provide such capital.

                                    BUSINESS

The following discussion is applicable to TNOG only prior to its Merger with Houston American which is described elsewhere in this Information Statement or in the event the Merger with Houston American is not consummated.

GENERAL

TNOG is a developmental company with no significant assets. Our only activities over the past five years have been organizational ones, directed at maintaining our corporate existence and developing our business plan. TNOG has not conducted any commercial operations since 1991 and have had no revenues since 1991. We have no full-time employees and own no real estate.

We have elected to file a Form 10-SB registration statement on a voluntary basis in order to become a reporting company under the Securities Exchange Act of 1934. We are a "blind pool" or "blank check" company, whose business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance stockholder value. The acquisition of a business opportunity may be made by purchase, merger, exchange of stock, or otherwise, and may encompass assets or a business entity, such as a corporation, joint venture, or partnership. We have very limited capital, and it is unlikely that we will be able to take advantage of more than one such business opportunity. We intend to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings.

At the present time, with the exception of Houston American, we have not identified any business opportunity that we plan to pursue, nor have we reached any agreement or definitive understanding with any person concerning an acquisition. Our officers, directors and non-management principal stockholders named herein, have numerous contacts within the field of corporate finance. As a result, they have had preliminary contacts with representatives of numerous companies concerning the general possibility of a merger or acquisition with a blind pool or blank check company. However, none of these preliminary contacts or discussions involved the possibility of a merger or acquisition transaction with us.

Prior to the effective date of this registration statement, it is anticipated that our sole officer and director, and non-management stockholders and advisors named herein will contact broker-dealers and other persons with whom they are acquainted who are involved in corporate finance matters to advise them of the our existence and to determine if any companies or businesses they represent have a general interest in considering a merger or acquisition with a blind pool or blank check entity. No direct discussions regarding the possibility of a merger with us is expected to occur until after the effective date of this registration statement. However, no assurance can be given that we will be successful in finding or acquiring a desirable business opportunity, given the limited funds that are expected to be available for acquisitions, or that any acquisition that occurs will be on terms that are favorable to us or our stockholders.

Our search will be directed toward small and medium-sized enterprises which have a desire to become public corporations and which are able to satisfy, or anticipate in the reasonably near future being able to satisfy, the minimum asset requirements in order to qualify shares for trading on NASDAQ or on an exchange such as the American Stock Exchange. (See "Investigation and Selection of Business Opportunities"). We anticipates that the business opportunities presented to us will (i) either be in the process of formation, or be recently organized with limited operating history, or a history of losses attributable to under-capitalization or other factors; (ii) be experiencing financial or operating difficulties; (iii) be in need of funds to develop a new product or service or to expand into a new market; (iv) be relying upon an untested product or marketing concept; or (v) have a combination of the characteristics mentioned in (i) through (iv). We intend to concentrate our acquisition efforts on properties or businesses that we believe to be undervalued or that we believe may realize a substantial benefit from being publicly owned. Given the above factors, stockholders should expect that any acquisition candidate may have little or no operating history, or a history of losses or low profitability.

We do not propose to restrict our search for investment opportunities to any particular geographical area or industry, and may, therefore, engage in essentially any business, to the extent of our limited resources. This includes industries such as service, finance, natural resources, manufacturing, high technology, product development, medical, communications and others. Our discretion in the selection of business opportunities is unrestricted, subject to the availability of such opportunities, economic conditions, and other factors.

As a consequence of the registration of our securities, any entity which has an interest in being acquired by, or merging into us, is expected to be an entity that desires to become a public company and establish a public trading market for its securities. In connection with such a merger or acquisition, it is highly likely that an amount of stock constituting control of the Spin-off Company would either be issued by us or be purchased from our current principal stockholders by the acquiring entity or its affiliates. If stock is purchased from the current stockholders, the transaction is very likely to be a private transaction rather than a public distribution of securities, but is also likely to result in substantial gains to the current stockholders relative to their purchase price for such stock. In our judgment, none of our officers and directors would thereby become an "underwriter" within the meaning of Section 2(11) of the Securities Act of 1933, as amended, as long as the transaction is a private transaction rather than a public distribution of securities. The sale of a controlling interest by certain of our principal stockholders could occur at a time when our other stockholders remain subject to restrictions on the transfer of their shares.

Depending upon the nature of the transaction, our current sole officer and director may resign his management positions in connection with a change in control of TNOG or its acquisition of a business opportunity (See "Form of Acquisition," below, and "Risk Factors - The Company - Lack of Continuity in Management"). In the event of such a resignation, our current management would not have any control over the conduct of our business following the change in control or our combination with a business opportunity.

It is anticipated that business opportunities will come to our attention from various sources, including our sole officer and director, our other stockholders, professional advisors such as attorneys and accountants, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. We have no plans, understandings, agreements, or commitments with any individual for such person to act as a finder of opportunities for us.

We do not foresee that we would enter into a merger or acquisition transaction with any business with which our officers or directors are currently affiliated. Should we determine in the future, contrary to the foregoing expectations, that a transaction with an affiliate would be in the best interests of us and our stockholders, we are in general permitted by Texas law to enter into such a transaction if:

     (1) The material facts as to the relationship or interest of the affiliate and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; or

     (2) The material facts as to the relationship or interest of the affiliate and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or

     (3) The contract or transaction is fair as to the company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders.

INVESTIGATION  AND  SELECTION  OF  BUSINESS  OPPORTUNITIES

To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other company's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, the perceived benefit the business opportunity will derive from becoming a publicly held entity, and numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria. In many instances, it is anticipated that the historical operations of a specific business opportunity may not necessarily be indicative of the potential for the future because of the possible need to shift marketing approaches substantially, expand significantly, change product emphasis, change or substantially augment management, or make other changes. We will be dependent upon the owners of a business opportunity to identify any such problems which may exist and to implement, or be primarily responsible for the implementation of, required changes. Because we may participate in a business opportunity with a newly organized firm or with a firm which is entering a new phase of growth, we will incur further risks, because management in many instances will not have proven its abilities or effectiveness, the eventual market for the products or services of the business opportunity will likely not be established, and the business opportunity may not be profitable when acquired.

It is anticipated that TNOG will not be able to diversify, but will essentially be limited to one such venture because of our limited financing. This lack of diversification will not permit us to offset potential losses from one business opportunity against profits from another.

It is emphasized that our management may effect transactions having a potentially adverse impact upon our stockholders pursuant to the authority and discretion of our management to complete acquisitions without submitting any proposal to the stockholders for their consideration. Holders of the our securities should not anticipate that the we necessarily will furnish such holders, prior to any merger or acquisition, with financial statements, or any other documentation, concerning a target company or its business. In some instances, however, the proposed participation in a business opportunity may be submitted to the stockholders for their consideration, either voluntarily by such directors to seek the stockholders' advice and consent or because state law so requires.

The analysis of business opportunities will be undertaken by or under the supervision of our officers and sole director, none of whom are professional business analysts (See "Management"). Although there are no current plans to do so, we might hire an outside consultant to assist in the investigation and selection of business opportunities, and might pay a finder's fee. Since our management has no current plans to use any outside consultants or advisors to assist in the investigation and selection of business opportunities, no policies have been adopted regarding use of such consultants or advisors, the criteria to be used in selecting such consultants or advisors, the services to be provided, the term of service, or regarding the total amount of fees that may be paid. However, because of our limited resources, it is likely that any such fee we agree to pay would be paid in stock and not in cash. Otherwise, we anticipates that we will consider, among other things, the following factors:

     (1) Potential for growth and profitability, indicated by new technology, anticipated market expansion, or new products;

     (2) Our perception of how any particular business opportunity will be received by the investment community and by our stockholders;

     (3) Whether, following the business combination, the financial condition of the business opportunity would be, or would have a significant prospect in the foreseeable future of becoming sufficient to enable the securities of the Company to qualify for listing on an exchange or on a national automated securities quotation system, such as NASDAQ, so as to permit the trading of such securities to be exempt from the requirements of Rule 15c2-6 adopted by the Securities and Exchange Commission (See "Risk Factors - The
Company  -  Regulation  of  Penny  Stocks").

     (4) Capital requirements and anticipated availability of required funds to be provided by us or from operations, through the sale of additional securities, through joint ventures or similar arrangements, or from other sources;

     (5)     The  extent  to  which  the  business  opportunity can be advanced;

     (6) Competitive position as compared to other companies of similar size and experience within the industry segment as well as within the industry as a whole;

     (7) Strength and diversity of existing management, or management prospects that are scheduled for recruitment;

     (8) The cost of our participation as compared to the perceived tangible and intangible values and potential; and

     (9) The accessibility of required management expertise, personnel, raw materials, services, professional assistance, and other required items.

In regard to the possibility that our shares would qualify for listing on NASDAQ, the current standards for initial listing include, among other requirements, that we (i) have net tangible assets of at least $4,000,000, or a market capitalization of $50,000,000, or net income of not less than $750,000 in its latest fiscal year or in two of the last three fiscal years; (ii) have a public float (i.e. shares that are not held by any officer, director or 10% stockholder) of at least 1,000,000 shares; (iii) have a minimum bid price of at least $4.00; (iv) have at least 300 round lot stockholders (i.e. stockholders who own not less than 100 shares); and (v) have an operating history of at least one year or a market capitalization of at least $50,000,000. Many, and perhaps most, of the business opportunities that might be potential candidates for a combination with the Company would not satisfy the NASDAQ listing criteria.

No one of the factors described above will be controlling in the selection of a business opportunity, and management will attempt to analyze all factors appropriate to each opportunity and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Because of our limited capital available for investigation and management's limited experience in business analysis, we may not discover or adequately evaluate adverse facts about the opportunity to be acquired.

We are unable to predict when we may participate in a business opportunity. We expect, however, that the analysis of specific proposals and the selection of a business opportunity may take several months or more.

Prior to making a decision to participate in a business opportunity, we will generally request that we be provided with written materials regarding the business opportunity containing such items as a description of products, services and company history; management resumes; financial information; available projections, with related assumptions upon which they are based; an explanation of proprietary products and services; evidence of existing patents, trademarks, or services marks, or rights thereto; present and proposed forms of compensation to management; a description of transactions between such company and its affiliates during relevant periods; a description of present and required facilities; an analysis of risks and competitive conditions; a financial plan of operation and estimated capital requirements; audited financial statements, or if they are not available, unaudited financial statements, together with reasonable assurances that audited financial statements would be able to be produced within a reasonable period of time not to exceed 60 days following completion of a merger transaction; and other information deemed relevant.

As part of our investigation, our executive officers and sole director may meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures, to the extent of our limited financial resources and management expertise.

It is possible that the range of business opportunities that might be available for consideration by us could be limited by the impact of Securities and Exchange Commission regulations regarding purchase and sale of "penny stocks." The regulations would affect, and possibly impair, any market that might develop in our securities until such time as they qualify for listing on NASDAQ or on an exchange which would make them exempt from applicability of the "penny stock" regulations. See "Risk Factors - Regulation of Penny Stocks."

We believe that various types of potential merger or acquisition candidates might find a business combination with us to be attractive. These include acquisition candidates desiring to create a public market for their shares in order to enhance liquidity for current shareholders, acquisition candidates which have long-term plans for raising capital through the public sale of securities and believe that the possible prior existence of a public market for their securities would be beneficial, and acquisition candidates which plan to acquire additional assets through issuance of securities rather than for cash, and believe that the possibility of development of a public market for their securities will be of assistance in that process. Acquisition candidates which have a need for an immediate cash infusion are not likely to find a potential business combination with us to be an attractive alternative.

FORM  OF  ACQUISITION

It is impossible to predict the manner in which we may participate in a business opportunity. Specific business opportunities will be reviewed as well as the respective needs and desires of TNOG and the promoters of the opportunity and, upon the basis of that review and our relative negotiating strength with such promoters, the legal structure or method deemed by management to be suitable will be selected. Such structure may include, but is not limited to leases, purchase and sale agreements, licenses, joint ventures and other contractual arrangements. We may act directly or indirectly through an interest in a partnership, corporation or other form of organization. Implementing such structure may require our merger, consolidation or reorganization with other corporations or forms of business organization. In addition, our present management and stockholders most likely will not have control of a majority of our voting shares following a merger or reorganization transaction. As part of such a transaction, our existing director may resign and new directors may be appointed without any vote by stockholders.

It is likely that we will acquire our participation in a business opportunity through the issuance of our common stock or other securities. Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called "tax free" reorganization under the Internal Revenue Code of 1986, depends upon the issuance to the stockholders of the acquired company of a controlling interest (i.e. 80% or more) of the common stock of the combined entities immediately following the reorganization. If a transaction were structured to take advantage of these provisions rather than other "tax free" provisions provided under the Internal Revenue Code, our current stockholders would retain in the aggregate 20% or less of the total issued and outstanding shares. This could result in substantial additional dilution in the equity of those who were our stockholders prior to such reorganization. Any such issuance of additional shares might also be done simultaneously with a sale or transfer of our shares representing a controlling interest by the current officers, directors and principal stockholders. (See "Description of Business - General").

It is anticipated that any new securities issued in any reorganization would be issued in reliance upon exemptions, if any are available, from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of the transaction, we may agree to register such securities either at the time the transaction is consummated, or under certain conditions at specified times thereafter. The issuance of substantial additional securities and their potential sale into any trading market that might develop in our securities may have a depressive effect upon such market.

We will participate in a business opportunity only after the negotiation and execution of a written agreement. Although the terms of such agreement cannot be predicted, generally such an agreement would require specific representations and warranties by all of the parties thereto, specify certain events of default, detail the terms of closing and the conditions which must be satisfied by each of the parties thereto prior to such closing, outline the manner of bearing costs if the transaction is not closed, set forth remedies upon default, and include miscellaneous other terms.

As a general matter, we anticipate that we, and/or our principal stockholders will enter into a letter of intent with the management, principals or owners of a prospective business opportunity prior to signing a binding agreement. Such a letter of intent will set forth the terms of the proposed acquisition but will not bind any of the parties to consummate the transaction. Execution of a letter of intent will by no means indicate that consummation of an acquisition is probable. Neither we nor any of the other parties to the letter of intent will be bound to consummate the acquisition unless and until a definitive agreement concerning the acquisition as described in the preceding paragraph is executed. Even after a definitive agreement is executed, it is possible that the acquisition would not be consummated should any party elect to exercise any right provided in the agreement to terminate it on specified grounds.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation would not be recoverable. Moreover, because many providers of goods and services require compensation at the time or soon after the goods and services are provided, our inability to pay until an indeterminate future time may make it impossible to procure goods and services.

INVESTMENT  COMPANY  ACT  AND  OTHER  REGULATIONS

We may participate in a business opportunity by purchasing, trading or selling the securities of such business. We do not, however, intend to engage primarily in such activities. Specifically, we intend to conduct our activities so as to avoid being classified as an "investment company" under the Investment Company Act of 1940 (the "Investment Act"), and therefore to avoid application of the costly and restrictive registration and other provisions of the Investment Act, and the regulations promulgated thereunder.

Our plan of business may involve changes in our capital structure, management, control and business, especially if we consummate a reorganization as discussed above. Each of these areas is regulated by the Investment Act, in order to protect purchasers of investment company securities. Since we will not register as an investment company, our stockholders will not be afforded these protections.

Any securities which we might acquire in exchange for our common stock are expected to be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Act"). If we elects to resell such securities, such sale cannot proceed unless a registration statement has been declared effective by the Securities and Exchange Commission or an exemption from registration is available. Section 4(1) of the Act, which exempts sales of securities not involving a public distribution by persons other than the issuer, would in all likelihood be available to permit a private sale. Although the plan of operation does not contemplate resale of securities acquired, if such a sale were to be necessary, we would be required to comply with the provisions of the Act to effect such resale.

An acquisition made by us may be in an industry which is regulated or licensed by federal, state or local authorities. Compliance with such regulations can be expected to be a time-consuming and expensive process.

COMPETITION

We expect to encounter substantial competition in our efforts to locate attractive opportunities, primarily from business development companies, venture capital partnerships and corporations, venture capital affiliates of large industrial and financial companies, small investment companies, and wealthy individuals. Many of these entities may have significantly greater experience, resources and managerial capabilities than us and in that event, will be in a better position than us to obtain access to attractive business opportunities. We also will experience competition from other public "blind pool" companies, many of which may have more funds available than we have available, and from other blind pool companies that may be formed by our management or by other subsidiaries of Unicorp (See "Item 5. Directors, Executive Officers, Promoters and Control Persons - Other Blind Pool Activities").

ADMINISTRATIVE  OFFICES

We currently maintain a mailing address at One Riverway, Suite 1700, Houston, Texas 77056, which is the office address of our Counsel, M. Stephen Roberts. Our telephone number there is (713) 961- 2696. Other than this mailing address, we do not currently maintain any other office facilities, and do not anticipate the need for maintaining office facilities at any time in the foreseeable future. We pay no rent or other fees for the use of this mailing address.

EMPLOYEES

We are in the development stage and currently have no employees. Our management expects to use consultants, attorneys and accountants as necessary, and does not anticipate a need to engage any full-time employees so long as we are seeking and evaluating business opportunities. The need for employees and their availability will be addressed in connection with the decision whether or not to acquire or participate in specific business opportunities.

                                   MANAGEMENT

The flowing table sets forth certain information concerning our sole director and executive officers currently serving TNOG:

    NAME            AGE  POSITION                            POSITION HELD SINCE
    --------------  ---  ----------------------------------  -------------------

    Louis G.  Mehr   68  President and Sole Director         March, 2000
    John Marrou      61  Secretary, Chief Financial Officer  March, 2000

The director named above will serve until the next annual meeting of our stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to our board. There are also no arrangements, agreements or understandings between non-management stockholders and management under which non-management stockholders may directly or indirectly participate in or influence the management of our affairs.

The sole director and officers will devote their time to our affairs on an "as needed" basis, which, depending on the circumstances, could amount to as little as two hours per month, or more than forty hours per month, but more than likely will fall within the range of five to ten hours per month. There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person.

BIOGRAPHICAL  INFORMATION

LOUIS  MEHR,  President  and  director, received his L.L.B. from the South Texas
College of Law in 1962. Mr. Mehr has been retired from the practice of law for over five years and is not currently licensed to practice law. In addition to serving as the sole director and executive officer of TNOG, Mr. Mehr is also currently president of Unicorp, a publicly held company subject to the periodic reporting requirements of the 1934Exchange Act. He also serves as president and a director of Texas Arizona Mining Company; Equitable Assets Incorporated; and LGM Capital, Inc., all private companies. None of the above companies is currently engaged in the active conduct of business operations.

JOHN MARROU, Secretary and Chief Financial Officer. Mr. Marrou has been involved in the practice of accounting for the past thirty years, serving small businesses and individuals. His practice includes issuing opinions on financial statements as a CPA to installing computerized systems , maintaining computerized business records, preparing individual and business tax returns, representation of clients before the Internal Revenue Service, and periodic filing requirements under the Exchange Act of 1934.

OTHER  BLIND  POOL  ACTIVITIES

Each of our executive officers, directors, and principal stockholders is also an officer, director and/or principal stockholder of other blind pool or blank check companies, specifically the Unicorp Subsidiaries. The Unicorp Subsidiaires will be in competition with each other for prospective companies to acquire. See "Conflicts of Interest" below.

Our officers and sole director may also establish additional blind pool or blank check companies in the future.

CONFLICTS  OF  INTEREST

None of our officers will devote more than a portion of his or her time to the affairs of TNOG. There will be occasions when the time requirements of TNOG's business conflict with the demands of the officers' other business and investment activities. Such conflicts may require that we attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to us.

Although TNOG will, in effect, be in direct competition with the Unicorp Subsidiaries for acquisition of available business opportunities, the potential that such competition will create a conflict of interest for our officers and directors is minimized by the fact that each of the entities currently has substantially the same stockholders, and are expected to continue to have the same stockholders until a business acquisition has been completed.

As a way of further minimizing any potential conflict of interest in the process of acquisition of available business opportunities, it is the stated policy of the persons who are officers and directors of TNOG, to present the opportunity to the available blind pool or blank check company that has had its securities registered pursuant to Section 12(g) of the 1934 Act for the longest period of time. In the event that none of the pools is more mature than the others, the officers and directors will arbitrarily assign the particular business opportunity to one of the pool companies.

Our officers, sole director and principal stockholders may actively negotiate for the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. It is anticipated that a substantial premium may be paid by the purchaser in conjunction with any sale of shares by our officers, directors and principal stockholders made as a condition to, or in connection with, a proposed merger or acquisition transaction. The fact that a substantial premium may be paid to members of our management to acquire their shares creates a conflict of interest for them and may compromise their state law fiduciary duties to TNOG's other stockholders. In making any such sale, members of our management may consider their own personal pecuniary benefit rather than the best interests of TNOG and TNOG's other stockholders, and the other stockholders are not expected to be afforded the opportunity to approve or consent to any particular buy-out transaction involving shares held by members of our management.

EXECUTIVE  COMPENSATION

No current officer or director has received any remuneration or compensation from TNOG. It is not anticipated that any officer or director will receive additional compensation from TNOG other than reimbursement for out-of-pocket expenses incurred on its behalf. See "Certain Relationships and Related Transactions." We have no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

We may employ a spouse of an officer or director, or an employee of a company owned by an officer or director, to perform administrative or secretarial services required by us. Such individuals would be paid standard, "going rate" hourly compensation for services rendered.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth, as of the date of this Registration Statement, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of our outstanding common stock. Also included are the shares held by all executive officers and directors as a group.


                                SHARES BENEFICIALLY OWNED AFTER
                                            SPIN-OFF
Beneficial Owner                  Number                Percent
------------------------------  ----------             --------

Equitable Assets Incorporated   474,589(1)                79.6%
35 Barracks Road
3rd Floor
Belize City, Belize C.A.

Louis G.  Mehr (3)              474,589(2)                79.6%
1907 Tarpley Ct.
Katy, Texas 77493

All officers and directors      474,589(2)                79.6%
  as a group (2 persons)(3)

     (1) Equitable Assets Incorporated("EAI"), a Belize corporation, is the control person of each of the above Spin-off Companies. EAI is one (100%) owned by the First Madison Trust("FMT"), a Belize personal trust. The settlor and beneficiary of the trust is John Avilez, a Belize citizen, who is now deceased. Mr. Avilez died on April 4, 2000. It is assumed that Mr. Avilez's estate is now the beneficiary of FMT. Mr. Avilez was a lawyer in Belize.
     (2)  Includes  474,589  shares  held  of  record  by  Equitable  Assets
          Incorporated, of which Mr. Mehr serves as president, and in which shares he disclaims any beneficial interest.
     (3)  The person listed is an officer, a director, or both, of TNOG.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our officers, directors, promoters, or affiliates has or proposes to have any direct or indirect material interest in any asset proposed to be acquired by TNOG through security holdings, contracts, options, or otherwise.

TNOG has adopted a policy under which any consulting or finder's fee that may be paid to a third party for consulting services to assist management in evaluating a prospective business opportunity would be paid in stock rather than in cash. Any such issuance of stock would be made on an ad hoc basis. Accordingly, we are unable to predict whether, or in what amount, such a stock issuance might be made.

It is not currently anticipated that any salary, consulting fee, or finder's fee shall be paid to any of our directors or executive officers, or to any other affiliate of TNOG except as described under "Executive Compensation" above.

We do not maintain an office, but they do maintain a mailing address at the office of our counsel, for which we pay no rent, and for which we do not anticipate paying rent in the future. It is likely that we will not establish an office until we have completed a business acquisition transaction, but it is not possible to predict what arrangements will actually be made with respect to future office facilities.

Although management has no current plans to cause TNOG to do so, it is possible that we may enter into an agreement with an acquisition candidate requiring the sale of all or a portion of the common stock held by our current stockholders to the acquisition candidate or principals thereof, or to other individuals or business entities, or requiring some other form of payment to our current stockholders, or requiring the future employment of specified officers and payment of salaries to them. It is more likely than not that any sale of securities by our current stockholders to an acquisition candidate would be at a price substantially higher than that originally paid by such stockholders. Any payment to current stockholders in the context of an acquisition involving TNOG would be determined entirely by the largely unforeseeable terms of a future agreement with an unidentified business entity.

                            DESCRIPTION OF SECURITIES

COMMON  STOCK

Our Articles of Incorporation authorize the issuance of 200,000,000 shares of Common Stock. Each record holder of Common Stock is entitled to one vote for each share held on all matters properly submitted to the stockholders for their vote. In the election of Directors, a plurality of the votes cast shall elect. In all other matters, the action shall be approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action.

As of the date of this Information Statement, we had 6,849,242 shares of Common Stock issued and outstanding.

Holders of outstanding shares of Common Stock have no preemptive, conversion or redemptive rights. All of the issued and outstanding shares of Common Stock are, and all unissued shares will be when issued, duly authorized, validly issued, fully paid, and nonassessable. To the extent that additional shares of the our Common Stock are issued, the relative interests of then existing stockholders may be diluted.

Dissenter's rights. Under current Texas law, a stockholder is afforded dissenters' rights which if properly exercised may require the corporation to repurchase its shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the company's certificate of incorporation.

PREFERRED  STOCK

We are authorized to issue 50,000,000 shares of preferred stock, no par value. The preferred stock may be issued from time to time by the directors as shares of one or more series. The description of shares of each series of preferred stock, including any preferences, conversion and other rights, voting powers, and conditions of redemption must be set forth in resolutions adopted by the directors.

As of the date of this Information Statement no shares of Preferred Stock were issued and outstanding.

TRANSFER  AGENT

Our Transfer Agent is Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107, (801) 266-7151, fax (801) 262-0907.

REPORTS  TO  SHAREHOLDERS

We plan to furnish its stockholders with an annual report for each fiscal year ending December 31 containing financial statements audited by its independent certified public accountants. In the event we enter into a business combination with another company, it is the present intention of management to continue furnishing annual reports to stockholders. Additionally, TNOG may, in its sole discretion, issue unaudited quarterly or other interim reports to its stockholders when it deems appropriate. TNOG intends to comply with the periodic reporting requirements of the Securities Exchange Act of 1934.

                                DIVIDEND POLICY

It is the current policy of our Board of Directors to retain any earnings for use in business operations. Consequently, we do not expect to pay cash dividends in the future.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have agreed to indemnify our officers and directors to the maximum extent permitted or required under applicable law. Texas corporation law permits us to indemnify our directors and officers for liabilities for liabilities, costs and expenses that such persons may incur as a result of actions they may take in performing their duties as officers and directors. In order to be indemnified under Texas law, the person must have acted in good faith and in a manner he believed was in or not opposed to the best interests of TNOG. In the case of any criminal proceeding, the person must not have reasonable cause to believe that his conduct was unlawful. In Texas, if a person is found by a court to be liable to the corporation, that court must approve any reimbursement of expenses to such person. The foregoing limitations do not, however, apply to the indemnity contracts to which all officers and directors are parties with TNOG. Any amendment or repeal of our Articles of Incorporation may not adversely affect the rights of any person entitled to indemnification for any event occurring prior to such amendment or repeal.

                      WHERE YOU CAN FIND MORE INFORMATION

We have filed a Form 10-SB Registration Statement with the Securities and Exchange Commission, 450 Fifth Street, N.W. Washington D.C. 20549. This Information Statement does not contain all of the information set forth in the registration statement, exhibits, and schedules thereto. For further information with respect to TNOG, reference is made to the registration statement, exhibits and schedules, copies of which may be obtained from the Commission's principals officers principal offices at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices at Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10, upon payment of the fees prescribed by the Commission. The registration statement, including exhibits and schedules, are also available on the SEC's website at www.sec.gov.

After the Spin-off, we will be subject to the information requirements of the Exchange Act, and in accordance therewith will file reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may also be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission or obtained on the Commission's website at HTTP://WWW.SEC.GOV. We intend to furnish our stockholders with annual reports containing consolidated financial statements (beginning with fiscal year 2001) audited by our independent accountants.

Houston American has filed a registration statement on Form S-4 under the Securities Act of 1933 with the Securities and Exchange Commission with respect to its common stock to be issued to our stockholders in the merger. The information statement constituting their prospectus filed as part of the registration statement will be provided to you with our Information Statement. This information statement does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying from the Public Reference Section of the SEC, 450 Fifth Street, N.W.,
Washington, D.C. 20549 or by calling the SEC at (800) SEC-0330. The SEC maintains a Website that contains reports, proxy statements and other information regarding each of us. The address of the SEC Website is http://www.sec.gov.

                                   INDEX TO FINANCIAL STATEMENTS


HOUSTON AMERICAN ENERGY CORP.:

AUDITED FINANCIAL STATEMENTS
  Independent Auditors Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-3
  Balance Sheet as of April 15, 2001. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-4
  Statement of Loss From April 2, 2001 (Date of Inception) to April 15, 2001. . . . . . . . .  F-5
  Statement of Shareholders' Deficit Accumulated in Development Stage From
       April 2, 2001 (Date of Inception) to April 15, 2001. . . . . . . . . . . . . . . . . .  F-6
  Statement of Cash Flows From April 2, 2001 (Date of Inception) to April 15, 2001. . . . . .  F-7
  Notes to The Financial Statements From April 2, 2001 (Date of Inception) to April 15, 2001.  F-8

UNAUDITED FINANCIAL STATEMENTS
  Balance Sheet as of June 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-13
  Statement of Loss From April 2, 2001 (Date of Inception) to June 30, 2001 . . . . . . . . .  F-14
  Statement of Shareholders' Deficit Accumulated in Development Stage From
       April 2, 2001 (Date of Inception) to June 30, 2001 . . . . . . . . . . . . . . . . . .  F-15
  Statement of Cash Flow From April 2, 2001 (Date of Inception) to June 30, 2001. . . . . . .  F-16
  Notes to the Financial Statements From April 2, 1001 (Date of Inception) to June 30, 2001    F-17

HOUSTON AMERICAN ENERGY CORP. AND TEXAS NEVADA OIL & GAS CO.
PRO FORMA FINANCIAL STATEMENTS
  Pro Forma Combined Balance Sheet as of June 30, 2001. . . . . . . . . . . . . . . . . . . .  F-23
  Pro Forma Combined Statement of Loss for the Six Month Period Ended June 30, 2001 . . . . .  F-24

TEXAS NEVADA OIL & GAS CO.:

AUDITED FINANCIAL STATEMENTS
  Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-26
  Balance Sheet as of December 31, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-27
  Statements of Operations for the years ended December 31, 2000 and 1999, and for the
       period from inception of the development stage, January 1, 1999, to December 31, 2000   F-28
  Statements of Stockholders' Equity for the years ended December 31, 2000 and 1999, and for the period from inception of the development stage, January 1, 1999, to December 31, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-29
  Statements of Cash Flows for the years ended December 31, 2000 and 1999, and for the period from inception of the development stage, January 1, 1999, to
       December 31, 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-30
  Notes to the Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-31

UNAUDITED FINANCIAL STATEMENTS
  Unaudited Interim Balance Sheet as of June 30, 2001 . . . . . . . . . . . . . . . . . . . .  F-35
  Unaudited Interim Statements of Operations for the six months ended June 30, 2001 and 2000, and for the period from inception of the development stage, January 1, 1999, to June 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-36
  Unaudited Interim Statements of Stockholder's Equity for the six months ended June 30, 2001 and 2000, and for the period from inception of the development stage, January 1, 1999, to June 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-37
  Unaudited Interim Statements of Cash Flows for the six months ended June 30, 2001 and 2000, and for the period from inception of the development stage, January 1, 1999, to June 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-38
  Notes to Unaudited Interim Financial Statements . . . . . . . . . . . . . . . . . . . . . .  F-39

                          HOUSTON AMERICAN ENERGY CORP.
                          A DEVELOPMENT STAGE COMPANY
                                 _____________



                          AUDITED FINANCIAL STATEMENTS
          FOR THE PERIOD FROM INCEPTION APRIL 2, 2001 TO APRIL 15, 2001

                          INDEPENDENT AUDITORS REPORT

Houston American Energy Corp.
Houston, Texas

We have audited the accompanying balance sheet of Houston American Energy Corp. (a development stage company) as of April 15, 2001, and the related statement of loss, stockholders' deficit, and cash flows for the period from April 2, 2001 (date of inception), to April 15, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Houston American Energy Corp. as of April 15, 2001, and the results of its operations and its cash flows from April 2, 2001 (date of inception), to April 15, 2001, in conformity with accounting principles generally accepted in the United States of America.

The Company is in the development stage as of April 15, 2001.  As discussed in
Note 2 to the financial statements, successful completion of the Company's fund raising activities and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities and achieving a level of revenue adequate to support the Company's cost structure.

                                        /s/  Thomas  Leger  &  Co.,  L.L.P.

                                        Thomas Leger & Co., L.L.P.

April 27, 2001
Houston, Texas

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                                  BALANCE SHEET
                                 APRIL 15, 2001
                      -------------------------------------

                                     ASSETS
                                     ------


CURRENT ASSETS, Cash                                             $  1,000
                                                                 ---------

OIL AND GAS PROPERTIES, Full cost method
  Cost subject to amortization                                     15,417
  Cost not being amortized                                        155,730
                                                                 ---------

  Oil and gas properties                                          171,147
                                                                 ---------

DEFERRED ASSETS                                                    63,871
                                                                 ---------

  TOTAL ASSETS                                                   $236,018
                                                                 =========



                      LIABILITIES AND SHAREHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES
   Accrued liabilities                                           $ 30,592
   Notes payable, affiliated company                              216,981
                                                                 ---------

   Total current liabilities                                      247,573
                                                                 ---------

SHAREHOLDERS' DEFICIT
Common stock, par value $.001;
    100,000,000 shares authorized, 1,000,000 shares outstanding     1,000
    Deficit accumulated in development stage                      (12,555)
                                                                 ---------

    Total shareholders' deficit                                   (11,555)
                                                                 ---------

  TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                    $236,018
                                                                 =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                                STATEMENT OF LOSS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------

Revenue                             $        -
                                    ----------


General and administrative expense      12,555
                                    ----------


Net loss                            $   12,555
                                    ==========


Basic loss per share                $     0.01
                                    ==========


Basic weighted average share         1,000,000
                                    ==========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                           HOUSTON AMERICAN ENERGY CORP.
                            A DEVELOPMENT STAGE COMPANY
                         STATEMENT OF SHAREHOLDERS' DEFICIT
                          ACCUMULATED IN DEVELOPMENT STAGE
              FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
              --------------------------------------------------------


                                                              Deficit
                                                            Accumulated
                                                              in the
                                         Common Stock       Development
                                       Shares     Amount       Stage        Total
                                     -----------  -------  -------------  ---------

Balance at inception, April 2, 2001            -  $     -  $          -   $      -

Stock issued for cash                      1,000    1,000             -      1,000

Net loss                                       -        -       (12,555)   (12,555)
                                     -----------  -------  -------------  ---------

Balance at April 15, 2001                  1,000  $ 1,000  $    (12,555)  $(11,555)
                                     ===========  =======  =============  =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                             STATEMENT OF CASH FLOWS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------


OPERATING ACTIVITIES
    Loss from operations                                            $(12,555)


    ADJUSTMENT TO RECONCILE NET LOSS TO
       NET CASH FROM OPERATIONS


    Increase in working capital:
       Increase in accrued liabilities                                30,592
                                                                    ---------


    Net cash provided by operation                                    18,037
                                                                    ---------


CASH FLOW FROM INVESTING
    Acquisition of oil and gas properties and deferred assets        (18,037)
                                                                    ---------


CASH FLOW FROM FINANCING
    Sale of common stock                                               1,000
                                                                    ---------


    Net increase in cash and cash at end of year                    $  1,000
                                                                    =========



SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
    AND FINANCING ACTIVITIES
       Oil and gas properties acquired and deferred assets          $216,981
       Note payable for oil and gas properties and deferred assets   216,981


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------

NOTE 1. - NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Houston American Energy Corp. (a Delaware Corporation) ("the Company") was incorporated on April 2, 2001. The Company was organized to engage in the exploration, development and acquisition of domestic oil and gas properties principally in the State of Texas.

OIL AND GAS REVENUES RECEIVABLES - The Company recognizes oil and gas revenue
--------------------------------
from its interest in producing wells as oil and gas is produced and sold from those wells. The Company does not anticipate that the oil and gas sold will be significantly different from the Company's production entitlement.

OIL AND GAS PROPERTIES AND EQUIPMENT - The Company follows the full cost method
------------------------------------
of accounting for oil and gas property acquisition, exploration and development activities. Under this method, all productive and nonproductive costs incurred in connection with the exploration for and development of oil and gas reserves are capitalized. Capitalized costs include lease acquisition, geological and geophysical work, delay rentals, costs of drilling, completing and equipping successful and unsuccessful oil and gas wells and related internal costs that can be directly identified with acquisition, exploration and development activities, but does not include any cost related to production, general corporate overhead or similar activities. Gains or loss on the sale or other disposition of oil and gas properties is not recognized unless significant amounts of oil and gas reserves are involved. No corporate overhead has been capitalized as of April 15, 2001.

The capitalized costs of oil and gas properties, plus estimated future development costs relating to proved reserves are amortized on a unit-of-production method over the estimated productive life of the proved oil and gas reserves. Unevaluated oil and gas properties are excluded from this calculation. As of April 15, 2001, the Company has not had any oil and gas revenue, therefore, no amortization of the capitalized cost is necessary.

Capitalized oil and gas property costs, less accumulated amortization, are limited to an amount (the ceiling limitation) equal to the sum of: (a) the present value of estimated future net revenues from the projected production of proved oil and gas reserves, calculated at prices in effect as of the balance sheet date (with consideration of price changes only to the extent provided by contractual arrangements) and a discount factor of 10%; (b) the cost of unproved and unevaluated properties excluded from the costs being amortized; (c) the lower of cost or estimated fair value of unproved properties included in the costs being amortized; and (d) related income tax effects. Excess costs are charged to proved properties impairment expense.

UNEVALUATED OIL AND GAS PROPERTIES - Unevaluated oil and gas properties consist
----------------------------------
principally of the Company's acquisition costs in undeveloped leases net of an allowance for impairment and transfers to depletable oil and gas properties.

When leases are developed, expire or are abandoned, the related costs are transferred from unevaluated oil and gas properties to depletable oil and gas properties. Additionally, the Company reviews the carrying costs of unevaluated oil and gas properties for the purpose of determining probable future lease expirations and abandonments, and prospective discounted future economic benefit attributable to the leases. The Company records an allowance for impairment based on the review with the corresponding charge being made to depletable oil and gas properties. There is no such allowance for impairment presented in the accompanying financial statements.

Unevaluated oil and gas properties not subject to amortization include the following:

          Acquisition costs     $155,730
                                ========

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------

NOTE 1. - NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Company anticipates that approximately $31,000 representing the acquisition cost of an oil and gas property in Lavaca County, Texas will be moved to the cost subject to amortization within the next three months. The balance of approximately $125,000 is for another oil and gas property in Lavaca County, Texas. The Company is maintaining this property and anticipates a well will be drilled within the next twelve months.

DEFERRED ASSETS - Deferred assets consist of expenditures associated with a
---------------
potential merger discussion in Note 7.

ACCRUED LIABILITIES - Accrued liabilities consisted of attorneys fees.
-------------------

INCOME TAXES - Deferred income taxes are provided on a liability method whereby
------------
deferred tax assets and liabilities are established for the difference between the financial reporting and income tax basis of assets and liabilities as well as operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

PREFERRED STOCK - The Company has authorized 10,000,000 shares of preferred
---------------
stock with a par value of $0.001. The Board of Directors shall determine the designations, rights, preferences, privileges and voting rights of the preferred stock as well as any restrictions and qualifications thereon. No shares of preferred stock have been issued.

STATEMENT OF CASH FLOWS - Cash equivalents consists of demand deposits and cash
-----------------------
investments with initial maturity dates of less than three months. The Company paid no interest or taxes during the period of the accompanying financial statements.

NET LOSS PER SHARE - Basic loss per share is computed by dividing the net loss
------------------
available to the common shareholders by the weighted average of common shares outstanding during the period.

USE OF ESTIMATES - The preparation of financial statements in conformity with
----------------
generally accepted accounting principles requires the Company to make estimates and assumptions that could affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2. - DEVELOPMENT STAGE

The Company is in the development stage and does not have any revenue to support its operations. It is dependent on an affiliated entity to fund its operations and costs associated with the acquisition, exploration and development of oil and gas properties. Management intends to obtain funds through private and/or public securities offerings. In the event that the affiliated entities ceases to fund the Company's operations, the oil and gas properties would be used to reduce the amounts due the affiliates.

NOTE 3. - NOTES PAYABLE

Notes payable at April 15, 2001, in the amount of $216,981, is due to an affiliated company. The note bears interest at 10%, is due on demand for principal and interest and is secured by all the oil and gas properties owned by the Company.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------

NOTE 4. - RELATED PARTIES

The Company's oil and gas properties were purchased from an affiliate entity at their cost. Another affiliated entity will be the operator of the oil and gas properties and will be responsible for drilling certain wells in which the Company participates. All of the charges from this affiliate will be at cost.

NOTE 5 - INCOME TAXES

At April 15, 2001, the Company had an operating loss of $12,555 which provides a future tax benefit of $4,266, computed at the statutory rate. This future tax benefit has a valuation allowance of $4,266.

NOTE 6. - COMMITMENT

As of April 15, 2001, the Company has commitment to complete one well currently being drilled and to commence drilling two additional wells. The estimated commitment for the completing and drilling is $273,000 to $458,000.

NOTE 7. - SUBSEQUENT EVENTS

The Company has entered into an agreement with a public entity where by the public entity will spin off a wholly-owned subsidiary. A registration statement under the Securities Exchange Act of 1934, as amended, will be filed for the subsidiary and upon its effectiveness, the subsidiary will be a fully reporting company with no liabilities.

After the above registration statement is effective, the Company will merge with the reporting entity. The merged companies will be Houston American Energy Corp.

NOTE 8. - SUPPLEMENTAL INFORMATION ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED)

This footnote provides unaudited information required by Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and gas Producing Activities."

CAPITAL COSTS
-------------

Capitalized costs relating to the Company's oil and gas producing activities as of April 15, 2001, all of which are conducted within the continental United States, are summarized below:


          Properties subject to amortization  $ 15,417
          Unevaluated properties               155,730
                                              --------
          Capitalized costs                   $171,147
                                              ========

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM APRIL 2, 2001 (DATE OF INCEPTION) TO APRIL 15, 2001
            --------------------------------------------------------

NOTE 8. - SUPPLEMENTAL INFORMATION ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED) CONTINUED

COSTS INCURRED
--------------

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized below:

          Property acquisition costs:
            Proved                     $      -
            Unproved                    155,730
          Exploration costs                   -
          Development costs              15,417
                                       --------
          Total costs incurred         $171,147
                                       ========


Reserves, standardized measures and changes in standardized measures are not presented because the Company has one well, which is in the process of being completed as of April 15, 2001. Sufficient information is not available to estimate the reserves and its cash flows as of April 15, 2001.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                                  _____________



                          INTERIM FINANCIAL STATEMENTS
          FOR THE PERIOD FROM INCEPTION APRIL 2, 2001 TO JUNE 30, 2001
                                   (UNAUDITED)

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                                  BALANCE SHEET
                                 JUNE 30, 2001 (UNAUDITED)
                                 -------------------------


                                     ASSETS
                                    -------

CURRENT ASSETS, Cash                                             $    976
                                                                 ---------

OIL AND GAS PROPERTIES, Full cost method
    Cost subject to amortization                                  136,029
    Cost not being amortized                                      124,441
                                                                 ---------

    Oil and gas properties                                        260,470
                                                                 ---------

DEFERRED ASSETS                                                   108,840
                                                                 ---------

    TOTAL ASSETS                                                 $370,286
                                                                 =========



                      LIABILITIES AND SHAREHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES
    Payable to affiliated companies                              $171,822
    Notes payable, affiliated company                             216,981
                                                                 ---------

       Total current liabilities                                  388,803
                                                                 ---------

SHAREHOLDERS' DEFICIT
Common stock, par value $.001;
    100,000,000 shares authorized, 1,000,000 shares outstanding     1,000
    Deficit accumulated in development stage                      (19,517)
                                                                 ---------

    Total shareholders' deficit                                   (18,517)
                                                                 ---------

    TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                  $370,286
                                                                 =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOMENT STAGE COMPANY
                                STATEMENT OF LOSS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------


Revenue                             $        -
                                    ----------


General and administrative expense      19,517
                                    ----------


Net loss                            $   19,517
                                    ==========


Basic loss per share                $     0.02
                                    ==========


Basic weighted average share         1,000,000
                                    ==========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                           HOUSTON AMERICAN ENERGY CORP.
                            A DEVELOPMENT STAGE COMPANY
                         STATEMENT OF SHAREHOLDERS' DEFICIT
                          ACCUMULATED IN DEVELOPMENT STAGE
        FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
        -------------------------------------------------------------------



                                                              Deficit
                                                            Accumulated
                                                              in the
                                         Common Stock       Development
                                       Shares     Amount       Stage        Total
                                     -----------  -------  -------------  ---------

Balance at inception, April 2, 2001            -  $     -  $          -   $      -

Stock issued for cash                      1,000    1,000             -      1,000

Net loss                                       -        -       (19,517)   (19,517)
                                     -----------  -------  -------------  ---------

Balance at June 30, 2001                   1,000  $ 1,000  $    (19,517)  $(18,517)
                                     ===========  =======  =============  =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                             STATEMENT OF CASH FLOWS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------



OPERATING ACTIVITIES
    Loss from operations                                            $ (19,517)


    ADJUSTMENT TO RECONCILE NET LOSS TO
       NET CASH FROM OPERATIONS


    Increase in working capital:
       Increase in payables to affiliated companies                   171,822
                                                                    ----------


    Net cash used by operation                                        152,305
                                                                    ----------


CASH FLOW FROM INVESTING
    Acquisition of oil and gas properties and deferred assets        (152,329)
                                                                    ----------


CASH FLOW FROM FINANCING
    Sale of common stock                                                1,000
                                                                    ----------


    Net increase in cash and cash at end of year                    $     976
                                                                    ==========


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
    AND FINANCING ACTIVITIES
       Oil and gas properties acquired and deferred assets          $ 216,981
       Note payable for oil and gas properties and deferred assets    216,981


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------

NOTE 1. - NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Houston American Energy Corp. (a Delaware Corporation) ("the Company") was incorporated on April 2, 2001. The Company was organized to engage in the exploration, development and acquisition of domestic oil and gas properties principally in the State of Texas.

The Statement of Loss and Shareholders' Deficit Accumulated in Development Stage for the period from April 2, 2001 (Date of Inception) to June 30, 2001, the Statement of Cash Flows for the period April 2, 2001 (Date of Inception) to June 30, 2001, and the Balance Sheet as of June 30, 2001 include, in the opinion of management, all of the adjustments necessary, consisting only of normal recurring adjustments, for a fair presentation of the results for this period and the financial condition as of that date. Historical interim results are not necessarily indicative of results that may be expected for any future period.

OIL AND GAS REVENUES RECEIVABLES - The Company recognizes oil and gas revenue
--------------------------------
from its interest in producing wells as oil and gas is produced and sold from those wells. The Company does not anticipate that the oil and gas sold will be significantly different from the Company's production entitlement.

OIL AND GAS PROPERTIES AND EQUIPMENT - The Company follows the full cost method
------------------------------------
of accounting for oil and gas property acquisition, exploration and development activities. Under this method, all productive and nonproductive costs incurred in connection with the exploration for and development of oil and gas reserves are capitalized. Capitalized costs include lease acquisition, geological and geophysical work, delay rentals, costs of drilling, completing and equipping successful and unsuccessful oil and gas wells and related internal costs that can be directly identified with acquisition, exploration and development activities, but does not include any cost related to production, general corporate overhead or similar activities. Gain or loss on the sale or other disposition of oil and gas properties is not recognized unless significant amounts of oil and gas reserves are involved. No corporate overhead has been capitalized as of June 30, 2001.

The capitalized costs of oil and gas properties, plus estimated future development costs relating to proved reserves are amortized on a unit-of-production method over the estimated productive life of the proved oil and gas reserves. Unevaluated oil and gas properties are excluded from this calculation. As of June 30, 2001, the Company has not had any oil and gas revenue, therefore, no amortization of the capitalized cost is necessary.

Capitalized oil and gas property costs, less accumulated amortization, are limited to an amount (the ceiling limitation) equal to the sum of: (a) the present value of estimated future net revenues from the projected production of proved oil and gas reserves, calculated at prices in effect as of the balance sheet date (with consideration of price changes only to the extent provided by contractual arrangements) and a discount factor of 10%; (b) the cost of unproved and unevaluated properties excluded from the costs being amortized, (c) the lower of cost or estimated fair value of unproved properties included in the costs being amortized; and (d) related income tax effects. Excess costs are charged to proved properties impairment expense.

UNEVALUATED OIL AND GAS PROPERTIES- Unevaluated oil and gas properties consist
----------------------------------
principally of the Company's acquisition costs in undeveloped leases net of an allowance for impairment and transfers to depletable oil and gas properties.

When leases are developed, expire or are abandoned, the related costs are transferred from unevaluated oil and gas properties to depletable oil and gas properties. Additionally, the Company reviews the carrying costs of unevaluated oil and gas properties for the purpose of determining probable future lease expirations and abandonments, and prospective discounted future economic benefit attributable to the leases. The Company records an allowance for impairment based on the review with the corresponding charge being made to depletable oil and gas properties. There is no such allowance for impairment presented in the accompanying financial statements.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------

NOTE 1. - NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Unevaluated oil and gas properties not subject to amortization include the following:

          Acquisition costs     $155,730
                                ========

The Company anticipates that approximately $31,000 representing the acquisition cost of an oil and gas property in Lavaca County, Texas will be moved to the cost subject to amortization within the next three months. The balance of approximately $125,000 is for another oil and gas property in Lavaca County, Texas. The Company is maintaining this property and anticipates a well will be drilled within the next twelve months.

DEFERRED ASSETS- Deferred assets consist of expenditures associated with a
---------------
potential merger discussion in Note 7.

ACCRUED LIABILITIES - Accrued liabilities consisted of attorneys fees and other
-------------------
accrued expenditures.

INCOME TAXES- Deferred income taxes are provided on a liability method whereby
------------
deferred tax assets and liabilities are established for the difference between the financial reporting and income tax basis of assets and liabilities as well as operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

PREFERRED STOCK - The Company has authorized 10,000,000 shares of preferred
---------------
stock with a par value of $0.001. The Board of Directors shall determine the designations, rights, preferences, privileges and voting rights of the preferred stock as well as any restrictions and qualifications thereon. No shares of preferred stock have been issued.

STATEMENT OF CASH FLOWS - Cash equivalents consists of demand deposits and cash
-----------------------
investments with initial maturity dates of less than three months. The Company paid no interest or taxes during the period of the accompanying financial statements.

NET LOSS PER SHARE- Basic loss per share is computed by dividing the net loss
------------------
available to common shareholders by the weighted average of common shares outstanding during the period.

USE OF ESTIMATES-The preparation of financial statements in conformity with
-----------------
generally accepted accounting principles requires the Company to make estimates and assumptions that could affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2. - DEVELOPMENT STAGE

The Company is in the development stage and does not have any revenue to support its operations. It is dependent on an affiliated entity to fund its operations and cost associated with the acquisition, exploration and development of oil and gas properties. Management intends to obtain funds through private and/or public securities offerings. In the event, that the affiliated entities ceases to fund the Company's operations, the oil and gas properties would be used to reduce the amounts due the affiliates.

NOTE 3. - NOTES PAYABLE

Notes payable at June 30, 2001, in the amount of $216,981, is due to an affiliated company. The note bears interest at 10%, is due on demand for principal and interest and is secured by all the oil and gas properties owned by the Company.

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------

NOTE 4. - RELATED PARTIES

The Company's oil and gas properties were purchased from an affiliate entity at their cost. Another affiliated entity will be the operator of the oil and gas properties and will be responsible for drilling certain wells in which the Company participates. All of the charges from this affiliate will be at cost. As of June 30, 2001, there is $171,822 due to affiliates for expenditure paid on behalf of the Company.

NOTE 5 - INCOME TAXES

At June 30, 2001, the Company had an operating loss of $19,517 which provides a future tax benefit of $6,636, computed at the statutory rate. This future tax benefit has a valuation allowance of $6,636.

NOTE 6. - COMMITMENT

As of June 30, 2001, the Company has completed two wells, Kalmus No. 1 and Carl Klimitchek No. 2 wells, and has commenced drilling one well, Sartwelle No. 5 well. The estimated commitment for drilling and completing the Sartwelle No. 5 well is $430,900 to $774,800.

NOTE 7. - SUBSEQUENT EVENTS

The Company has entered into an agreement with a public entity where by the public entity will spin off a wholly-owned subsidiary. A registration statement under the Securities Exchange Act of 1934, as amended, will be filed for the subsidiary and upon its effectiveness, the subsidiary will be a fully reporting company with no liabilities.

After the above registration statement is effective, the Company will merge with the reporting entity. The merged companies will be Houston American Energy Corp.

NOTE 8. - SUPPLEMENTAL INFORMATION ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED)

This footnote provides unaudited information required by Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and gas Producing Activities."

CAPITAL COSTS
-------------

Capitalized costs relating to the Company's oil and gas producing activities as of June 30, 2001, all of which are conducted within the continental United States, are summarized below:

           Properties subject to amortization  $136,029
           Unevaluated properties               124,441
                                               --------

           Capitalized costs                   $260,470
                                               ========

                          HOUSTON AMERICAN ENERGY CORP.
                           A DEVELOPMENT STAGE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS
       FROM APRIL 2, 2001 (DATE OF INCEPTION) TO JUNE 30, 2001 (UNAUDITED)
       -------------------------------------------------------------------

NOTE 8. - SUPPLEMENTAL INFORMATION ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED) CONTINUED

COSTS INCURRED
--------------

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized below:

          Property acquisition costs:
              Proved                   $ 34,561
              Unproved                  124,441
          Exploration costs                   -
          Development costs             101,468
                                       --------


          Total costs incurred         $260,470
                                       ========



Reserves, standardized measures and changes in standardized measures are not presented because the Company has two wells, which are in the process of being completed as of June 30, 2001. Sufficient information is not available to estimate the reserves and their cash flows as of June 30, 2001.

                        HOUSTON AMERICAN ENERGY CORP. AND
                           TEXAS NEVADA OIL & GAS CO.
                                  _____________






                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial statements give effect to the merger using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards No. 141 "Business Combinations." The following unaudited pro forma combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Houston American Energy Corp. and Texas Nevada Oil & Gas Company which are included in the prospectus/information statement.

The unaudited pro forma combined financial statements are provided for information purposes only and do not purport to represent what the combined financial position and results of operations would have been had the merger in fact occurred on the dates indicated. The following unaudited pro forma combined statement of loss and unaudited pro forma combined balance sheet illustrate the pro forma effects of the merger as if the merger had occurred on January 1, 2001, for the unaudited statement of loss and at June 30, 2001 for the unaudited balance sheet. The following unaudited pro forma information was derived using Houston American Energy Corp.'s and Texas Nevada Oil & Gas Inc.'s June 30, 2001 unaudited financial information.

                            HOUSTON AMERICAN ENERGY CORP.
                             A DEVELOPMENT STAGE COMPANY
                                         AND
                              TEXAS NEVADA OIL & GAS CO.
                             A DEVELOPMENT STAGE COMPANY
                           PRO FORMA COMBINED BALANCE SHEET
                                    JUNE 30, 2001
                           --------------------------------


                                 TEXAS         HOUSTON
                                 NEVADA        AMERICAN
                                 OIL &         ENERGY      PRO FORMA
                                 GAS CO.       CORP.       ADJUSTMENTS    PRO FORMA
                                 ------------  ----------  -------------  -----------

ASSETS
------

CURRENT ASSETS
   Cash                          $         -   $     976   $          -   $      976
                                 ------------  ----------  -------------  -----------
      Total Current Assets                 -         976              -          976

OIL AND GAS PROPERTIES                     -     260,470              -      260,470

DEFERRED ASSETS                            -     108,840              -      108,840
                                 ------------  ----------  -------------  -----------

   TOTAL ASSETS                  $         -   $ 370,286   $          -   $  370,286
                                 ============  ==========  =============  ===========

LIABILITIES AND
   SHAREHOLDERS' DEFICIT
------------------------

CURRENT LIABILITIES
   Payables                      $         -   $ 171,822   $          -   $  171,822
   Notes payable                           -     216,981     (11,000)(1)     205,981
                                 ------------  ----------  -------------  -----------
      Total current liabilities            -     388,803              -      377,803

SHAREHOLDERS' EQUITY
   Common stock                        1,000       1,000      (1,000)(3)
                                                              10,403 (2)      11,403

   Additional paid-in capital              -           -      11,000 (1)
                                                             (10,403)(2)         597

   Accumulated Deficit                (1,000)    (19,517)         1,000      (19,517)
                                 ------------  ----------  -------------  -----------

   TOTAL LIABILITIES AND         $         -   $ 370,286   $          -   $  370,286
                                 ============  ==========  =============  ===========
       SHAREHOLDERS' EQUITY


FOR NOTES TO PRO FORMA FINANCIAL STATEMENTS - SEE PRO FORMA COMBINED STATEMENT OF LOSS

                               HOUSTON AMERICAN ENERGY CORP.
                                A DEVELOPMENT STAGE COMPANY
                                            AND
                                 TEXAS NEVADA OIL & GAS CO.
                                A DEVELOPMENT STAGE COMPANY
                            PRO FORMA COMBINED STATEMENT OF LOSS
                            SIX MONTH PERIOD ENDED JUNE 30, 2001
                          ----------------------------------------


                                    TEXAS            HOUSTON
                                    NEVADA           AMERICAN
                                    OIL &            ENERGY      PRO FORMA
                                    GAS CO.          CORP.       ADJUSTMENTS    PRO FORMA
                                    ---------------  ----------  --------------  -----------

Revenue                             $            -   $        -  $           -   $         -

General and administrative expense               -       19,517              -        19,517
                                    ---------------  ----------  --------------  -----------

Net loss                            $            -   $   19,517  $           -   $    19,517
                                    ===============  ==========  ==============  ===========

Basic loss per share                $            -   $     0.02  $           -   $      0.00
                                    ===============  ==========  ==============  ===========

                                                                 10,403,429 (2)
                                                                    596,569 (3)
Basic weighted average shares                1,000    1,000,000      (1,000)(3)   11,999,998
                                    ===============  ==========  ==============  ===========

NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. Contribution for additional paid-in capital from majority shareholder of Houston American Energy Corp.

2. Adjustment reflects the issuance of an additional 10,403,429 shares to the shareholders of Houston American Energy Corp. as a result of the split of the common stock on an approximate 11.4 for 1 basis subsequent to June 30, 2001.

3. Recapitalize Texas Nevada Oil & Gas Co. with capital structure of Houston American Energy Corp. and to issue 596,569 shares to the shareholders of Texas Nevada Oil & Gas Co. as a result of the merger.

4. All shares including the pro forma adjustment shares were considered outstanding as of January 1, 2001.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  _____________



                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
        FOR THE YEAR ENDED DECEMBER 31, 2000 AND 1999, AND FOR THE PERIOD
                    FROM INCEPTION OF THE DEVELOPMENT STAGE,
                      JANUARY 1, 1999, TO DECEMBER 31, 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Stockholder
Texas Nevada Oil & Gas Co.

We have audited the accompanying balance sheet of Texas Nevada Oil & Gas Co. (a corporation in the development stage) as of December 31, 2000 and the related statements of operations, stockholder's equity and cash flows for the two years in the period then ended and for the period from inception of the development stage, January 1, 1999, to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texas Nevada Oil & Gas Co. as of December 31, 2000, and the results of its operations and its cash flows for the two years in the period then ended and for the period from inception of the development stage, January 1, 1999, to December 31, 2000, in conformity with generally accepted accounting principles.

                                             /s/ Ham, Langston & Brezina, L.L.P.

Houston, Texas
July 17, 2001

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  BALANCE SHEET
                                DECEMBER 31, 2000
                    -----------------------------------------


     ASSETS
     ------

Current Assets                                             $     -
                                                           --------

     Total Assets                                          $     -
                                                           ========



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities                                        $     -
                                                           --------

     Total liabilities                                           -
                                                           --------

Stockholders' Equity
   Preferred Stock:  no par value; 50,000,000
      shares authorized; no shares issued and outstanding        -
   Common Stock:  no par value; 200,000,000 shares
      authorized; 1,000 shares issued and outstanding        1,000
    Losses accumulated during the development stage         (1,000)
                                                           --------

       Total stockholders' deficit                               -
                                                           --------

            Total liabilities and stockholders' equity     $     -
                                                           ========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                                TEXAS NEVADA OIL & GAS CO.
                         (A CORPORATION IN THE DEVELOPMENT STAGE)
                                      STATEMENTS OF OPERATIONS
                           -----------------------------------


                                                                              INCEPTION,
                                                                              JANUARY 1,
                                                 YEAR ENDED DECEMBER 31,       1999, TO
                                               ----------------------------  DECEMBER 31,
                                                    2000           1999          2000
                                               --------------  ------------  ------------

General and administrative expense             $            -  $     1,000   $     1,000
                                               --------------  ------------  ------------

Net loss                                       $            -  $    (1,000)  $    (1,000)
                                               ==============  ============  ============

Basic and dilutive net loss per common share   $            -  $     (1.00)
                                               ==============  ============

Weighted average common shares outstanding
 (basic and dilutive)                                   1,000        1,000
                                               ==============  ============


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                             TEXAS NEVADA OIL & GAS CO.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)
                         STATEMENTS OF STOCKHOLDER'S EQUITY
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, AND FOR
                 THE PERIOD FROM INCEPTION OF THE DEVELOPMENT STAGE,
                           JANUARY 1, 1999 TO DECEMBER 31, 2000
                      -----------------------------------------



                                                                Losses
                                                              Accumulated
                                                              During the
                                           Common Stock       Development
                                         Shares     Amount       Stage       Total
                                       -----------  -------  -------------  --------

Balance at inception, January 1, 1999            -  $     -  $          -   $     -

Organizational services performed by
  the Parent considered effective
  January 1, 1999                            1,000    1,000             -     1,000

Net loss                                         -        -        (1,000)   (1,000)
                                       -----------  -------  -------------  --------

Balance at December 31, 1999                 1,000    1,000        (1,000)        -

Net loss                                         -        -             -         -
                                       -----------  -------  -------------  --------

Balance at December 31, 2000                 1,000  $ 1,000  $     (1,000)  $     -
                                       ===========  =======  =============  ========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                                 TEXAS NEVADA OIL & GAS CO.
                          (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  STATEMENTS OF CASH FLOWS
                              --------------------------------


                                                                                  INCEPTION,
                                                                                  JANUARY 1,
                                                       YEAR ENDED DECEMBER 31,     1999, TO
                                                     ---------------------------- DECEMBER 31,
                                                         2000           1999         2000
                                                     ------------  --------------  --------

Cash flows from operating activities
  Net loss                                           $          -  $      (1,000)  $(1,000)
  Adjusted to reconcile net loss to net cash
      used in operating activities:
      Common stock issued for services                          -          1,000     1,000
                                                     ------------  --------------  --------

          Net cash provided by operating activities
              and net increase in cash and cash
              equivalents                                       -              -         -

Cash and cash equivalents, beginning of year                    -              -         -
                                                     ------------  --------------  --------

Cash and cash equivalents, end of year               $          -  $           -   $     -
                                                     ============  ==============  ========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

1.   DESCRIPTION OF BUSINESS
     -----------------------

     Texas Nevada Oil & Gas Co. (the "Company") was incorporated on June 15, 1981 in the state of Texas. The Company is a wholly-owned subsidiary of Unicorp, Inc. (the "Parent") and was originally formed for the purpose of holding and operating the Parent's mineral interests in the State of Texas. The Company has not been engaged in any significant activities since 1991 when it ceased active operations and liquidated its operating assets. The Company is now considered a development stage enterprise because it has not yet commenced new commercial operations and because its current efforts are focused almost entirely on corporate structure and capital raising activities.

     The date of inception of the development stage of the Company for purposes of financial reporting is considered to be January 1, 1999, because on or about that date management began planning future activities for the dormant Company. Accordingly, in accordance with Statement of Financial Accounting Standards #1, Accounting and Reporting by Development Stage Enterprises,
                   ---------------------------------------------------------
     the accompanying financial statements include cumulative amounts from January 1, 1999, the inception of the development stage.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     CASH AND CASH EQUIVALENTS
     -------------------------

     Cash and cash equivalents include all cash balances and any highly liquid short-term investments with an original maturity of three months or less.

     INCOME TAXES
     ------------

     The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     NET LOSS PER COMMON SHARE
     -------------------------

     Basic and dilutive net loss per common share for the years ended December 31, 2000 and 1999 have been computed by dividing net loss by the weighted average number of shares of common stock outstanding during these periods.

     ESTIMATES
     ---------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
      -----------------------------------------------------

     FAIR VALUE OF FINANCIAL INSTRUMENTS
     -----------------------------------

     The Company includes fair value information in the notes to the financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

     COMPREHENSIVE INCOME
     --------------------

     The Company has adopted Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income". Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company's financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income and net income are identical.

     SEGMENT INFORMATION
     -------------------

     The Company has adopted SFAS 131, "Disclosures About Segments of an Enterprise and Related Information". SFAS 131 requires a company to disclose financial and other information, as defined by the statement, about its business segments, their products and services, geographic areas, major customers, revenues, profits, assets and other information. The Company currently operates in only one business segment and does not have geographically diversified business operations.

3.   INCOME TAXES
     ------------

     The tax effects of temporary differences that give rise to deferred tax assets at December 31, 2000 are as follows:

          Net operating loss carryforward      $ 150
                                               ------
              Total gross deferred tax assets    150
            Less valuation allowance            (150)
                                               ------
            Net deferred tax assets            $   -
                                               ======

4.   SUBSEQUENT EVENT
     ----------------

     On March 23, 2001, the Company entered into an agreement with the Parent, the controlling stockholder of the Parent, and Opportunity Acquisition Company ("Opportunity") under which the Company agreed to merge with Opportunity in a transaction (the "Transaction") that will be treated as a recapitalization of Opportunity. Under the Transaction, the parties agreed to the following:

     - The Parent will "spin-off" the Company to its stockholders and promptly thereafter the Parent and the Company will register the Company's common stock on Form 10-SB in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     - Following the completion of the spin-off and effective registration of the Company's common stock, Opportunity will merge (the "Merger") with the Company through the exchange of 5% of its common stock for 100% of the Company's common stock.

     - The Company and the Parent will prepare and send to the stockholders of the Parent an information statement (the "Information Statement") required by the Exchange Act in connection with obtaining approval for the Merger.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

4.    SUBSEQUENT EVENT, CONTINUED
      ---------------------------

     - Opportunity, in connection with the Information Statement and as part of the merger, will prepare a registration statement on Form S-4 under the Securities Act of 1933 to register the Opportunity common stock received by the Company's stockholders.

     - If the Company, the Parent and the controlling stockholder of the Parent comply with all requirements of the Transaction, Opportunity will pay up to $75,000 of the costs of the Transaction through cancellation of a $75,000 promissory note that was originated as part of the Transaction.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  _____________



                     UNAUDITED INTERIM FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000, AND
             FOR THE PERIOD FROM INCEPTION OF THE DEVELOPMENT STAGE,
                        JANUARY 1, 1999, TO JUNE 30, 2001


                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                         UNAUDITED INTERIM BALANCE SHEET
                                               JUNE 30, 2001
                     ---------------------------------------



     ASSETS
     ------

Current Assets                                              $     -
                                                            --------

    Total Assets                                            $     -
                                                            ========



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities                                         $     -
                                                            --------

     Total liabilities                                            -
                                                            --------

Stockholders' Equity
     Preferred Stock:  no par value; 50,000,000
       shares authorized; no shares issued and outstanding        -
     Common Stock:  no par value; 200,000,000 shares
        authorized; 1,000 shares issued and outstanding       1,000
     Losses accumulated during the development stage         (1,000)
                                                            --------

         Total stockholders' deficit                              -
                                                            --------

              Total Liabilities and Stockholders' Equity    $     -
                                                            ========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                            TEXAS NEVADA OIL & GAS CO.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)
                    UNAUDITED INTERIM STATEMENTS OF OPERATIONS
                    ------------------------------------------



                                                                         INCEPTION,
                                                                         JANUARY 1,
                                               SIX MONTHS ENDED JUNE 30,  1999, TO
                                               -------------------------   JUNE 30,
                                                    2001         2000       2001
                                               --------------  ---------  --------

General and administrative expense             $            -  $       -  $ 1,000
                                               --------------  ---------  --------

Net loss                                       $            -  $       -  $(1,000)
                                               ==============  =========  ========

Basic and dilutive net loss per common share   $            -  $       -
                                               ==============  =========

Weighted average common shares outstanding
 (basic and dilutive)                                   1,000      1,000
                                               ==============  =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                             TEXAS NEVADA OIL & GAS CO.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)
                UNAUDITED INTERIM STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000, AND FOR
                THE PERIOD FROM INCEPTION OF THE DEVELOPMENT STAGE,
                               JANUARY 1, 1999 TO JUNE 30, 2001
                     ------------------------------------------


                                                               Losses
                                                             Accumulated
                                                             During the
                                        Common      Stock    Development
                                        Shares     Amount       Stage       Total
                                      -----------  -------  -------------  --------

Organizational services performed by
  the Parent considered effective
  January 1, 1999                           1,000    1,000             -     1,000

Net loss                                        -        -        (1,000)   (1,000)
                                      -----------  -------  -------------  --------

Balance at December 31, 1999                1,000    1,000        (1,000)        -

Net loss                                        -        -             -         -
                                      -----------  -------  -------------  --------

Balance at December 31, 2000                1,000    1,000        (1,000)        -

Net loss                                        -        -             -         -
                                      -----------  -------  -------------  --------

Balance at June 30, 2001                    1,000  $ 1,000  $     (1,000)  $     -
                                      ===========  =======  =============  ========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                                   TEXAS NEVADA OIL & GAS CO.
                            (A CORPORATION IN THE DEVELOPMENT STAGE)
                           UNAUDITED INTERIM STATEMENTS OF CASH FLOWS
                           ------------------------------------------



                                                                                    INCEPTION,
                                                    SIX MONTHS ENDED JUNE 30,     JANUARY 1, 1999,
                                                ---------------------------------   TO JUNE 30,
                                                      2001              2000           2001
                                                -----------------  --------------  -------------

Cash flows from operating activities:
  Net loss                                      $               -  $            -  $     (1,000)
  Adjustment to reconcile net loss to net cash
    used in operating activities:
    Common stock issued for services                            -               -         1,000
                                                -----------------  --------------  -------------

 Net cash provided by operating activities
   and net increase in cash and cash
   equivalents                                                  -               -             -

Cash and cash equivalents, beginning of year                    -               -             -
                                                -----------------  --------------  -------------

Cash and cash equivalents, end of year          $               -  $            -  $          -
                                                =================  ==============  =============


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS
                 -----------------------------------------------

1.    DESCRIPTION OF BUSINESS
      -----------------------

     Texas Nevada Oil & Gas Co. (the "Company") was incorporated on June 15, 1981 in the state of Texas. The Company is a wholly-owned subsidiary of Unicorp, Inc. (the "Parent") and was originally formed for the purpose of holding and operating the Parent's mineral interests in the State of Texas. The Company has not been engaged in any significant activities since 1991 when it ceased active operations and liquidated its operating assets. The Company is now considered a development stage enterprise because it has not yet commenced new commercial operations and because its current efforts are focused almost entirely on corporate structure and capital raising activities.

     The date of inception of the development stage of the Company for purposes of financial reporting is considered to be January 1, 1999, because on or about that date management began planning future activities for the dormant Company. Accordingly, in accordance with Statement of Financial Accounting Standards #1, Accounting and Reporting by Development Stage Enterprises,
                   ---------------------------------------------------------
     the accompanying financial statements include cumulative amounts from January 1, 1999, the inception of the development stage.

2.   INTERIM FINANCIAL STATEMENTS
     ----------------------------

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-SB and Article 10 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 and 2000 are not necessarily indicative of the results that may be expected for the respective full years.

     A summary of the Company's significant accounting policies and other information necessary to understand these financial statements is presented in the Company's audited financial statements for the years ended December 31, 2000 and 1999. Accordingly, the Company's audited financial statements should be read in connection with these financial statements.

3.   MERGER WITH OPPORTUNITY ACQUISITION COMPANY
     -------------------------------------------

     On March 23, 2001, the Company entered into an agreement with the Parent, the controlling stockholder of the Parent, and Opportunity Acquisition Company ("Opportunity") under which the Company agreed to merge with Opportunity in a transaction (the "Transaction") that will be treated as a recapitalization of Opportunity. Under the Transaction, the parties agreed to the following:

     - The Parent will "spin-off" the Company to its stockholders and promptly thereafter the Parent and the Company will register the Company's common stock on Form 10-SB in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     - Following the completion of the spin-off and effective registration of the Company's common stock, Opportunity will merge (the "Merger") with the Company through the exchange of 5% of its common stock for 100% of the Company's common stock.

     - The Company and the Parent will prepare and send to the stockholders of the Parent an information statement (the "Information Statement") required by the Exchange Act in connection with obtaining approval for the Merger.

                           TEXAS NEVADA OIL & GAS CO.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS
                 -----------------------------------------------

3.   MERGER WITH OPPORTUNITY ACQUISITION COMPANY, CONTINUED
     ------------------------------------------------------

     - Opportunity, in connection with the Information Statement and as part of the Merger, will prepare a registration statement on Form S-4 under the Securities Act of 1933 to register the Opportunity common stock received by the Company's stockholders.

     - If the Company, the Parent and the controlling stockholder of the Parent comply with all requirements of the Transaction, Opportunity will pay up to $75,000 of the costs of the Transaction through cancellation of a promissory note that will be funded as part of the Transaction.